Exhibit 10.1

SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC

a Delaware limited liability company

Dated as of June 24, 2021

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.

Exhibit A    EXAMPLES REGARDING ADJUSTMENT FACTOR    A-1
Exhibit B    NOTICE OF REDEMPTION    B-1
Exhibit C    MEMBER NOTICE OF LTIP CONVERSION ELECTION    C-1
Exhibit D    COMPANY NOTICE OF LTIP CONVERSION ELECTION    D-1
Schedule I    MEMBERS AND CAPITAL ACCOUNTS    Sch. I-1
Schedule II    SCHEDULE OF GROSS ASSET VALUES    Sch. II-1

SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC
THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (the “Company”), dated as of June 24, 2021, is entered into by and among (i) BrightSpire Capital, Inc., a Maryland corporation (“BrightSpire Capital”), and (ii) each other Person who as of, and at any time after, the date hereof is or becomes a Member of the Company in accordance with the terms of this Agreement and the Act.
RECITALS
WHEREAS, the Company was formed as a limited liability company under the Delaware Limited Liability Company Act, Title 6, Sections 18-101 et seq. (the “Act”), by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware on August 23, 2017 (the “Original Certificate”);
WHEREAS, on August 23, 2017, BrightSpire Capital, formerly known as Colony Credit Real Estate Inc. and Colony NorthStar Credit Real Estate, Inc., entered into a limited liability company agreement of the Company (the “Original Agreement”);
WHEREAS, on January 31, 2018, pursuant to the terms of that certain Master Combination Agreement, dated as of August 25, 2017, as amended and restated on November 20, 2017, and as further amended from time to time (the “Combination Agreement”), by and among Colony Capital Operating Company, LLC, a Delaware limited liability company (“Constellation OP”), NRF RED REIT Corp., a Maryland corporation (“RED REIT”), NorthStar Real Estate Income Trust, Inc., a Maryland corporation (“Nova I”), NorthStar Real Estate Income Trust Operating Partnership, LP, a Delaware limited partnership (“Nova I OP”), NorthStar Real Estate Income II, Inc., a Maryland corporation (“Nova II”), NorthStar Real Estate Income Operating Partnership II, LP, a Delaware limited partnership (“Nova II OP”), BrightSpire Capital and the Company, Constellation OP contributed the Constellation OP Contributed Entities (as defined in the Combination Agreement) to BrightSpire Capital (the “Constellation OP Contribution”) in exchange for 44,399,444 Class A REIT Shares;
WHEREAS, following the Constellation OP Contribution and pursuant to the terms of the Combination Agreement, RED REIT contributed the RED REIT Contributed Entities (as defined in the Combination Agreement) to the Company (the “RED REIT Contribution” and together with the Constellation OP Contribution, the “CLNS Contribution”) in exchange for 3,075,623 Membership Common Units;
WHEREAS, following the CLNS Contribution and pursuant to the terms of the Combination Agreement, Nova I was merged with and into BrightSpire Capital (the “Nova I Merger”), with BrightSpire Capital surviving;

WHEREAS, following the CLNS Contribution and pursuant to the terms of the Combination Agreement, Nova II was merged with and into BrightSpire Capital (the “Nova II Merger” and together with the Nova I Merger, the “REIT Mergers”), with BrightSpire Capital surviving;

WHEREAS, following the REIT Mergers and pursuant to the terms of the Combination Agreement, BrightSpire Capital contributed to the Company (i) the Constellation OP Contributed Entities, (ii) the equity interests of Nova I OP and (iii) the equity interests of Nova II OP, in exchange for an aggregate number of Membership Common Units equal to the sum of (A) 44,399,444, (B) the number of Class A REIT Shares issued pursuant to the Nova I Merger and (C) the number of Class A REIT Shares issued pursuant to the Nova II Merger, respectively (the “BrightSpire Capital Contribution”);

WHEREAS, in connection with the consummation of the CLNS Contribution, the REIT Mergers and the BrightSpire Capital Contribution, BrightSpire Capital and RED REIT entered into the amended and restated limited liability company agreement of the Company (the “Amended and Restated Agreement”); and
WHEREAS, in order to reflect the name change of the Company to “BrightSpire Capital Operating Company, LLC,” the name change of certain parties to, or referred to in, the Amended and Restated Agreement and a change in their respective addresses, BrightSpire Capital, as the Managing Member, pursuant to Section 14.2 of the Amended and Restated Agreement, hereby desires and consents to amend and restate the Amended and Restated Agreement to read in its entirety as set forth herein in a manner that does not substantively and adversely affect the rights of the Non-Managing Members disproportionately as compared to the Managing Member.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINED TERMS
Section 1.1    Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:
“Act” has the meaning set forth in the Recitals.
“Actions” has the meaning set forth in Section 7.7.A hereof.
“Additional Funds” means any additional funds that the Managing Member may, at any time and from time to time, determine that the Company requires for the acquisition of additional properties, for the redemption of Membership Units or for such other purposes as the Managing Member may determine.

“Additional Member” means a Person who is admitted to the Company as a Member pursuant to the Act and Section 12.2 hereof, who is shown as such on the books and records of the Company, and who has not ceased to be a Member pursuant to the Act and this Agreement.
“Adjusted Available Cash” means, as of any date of determination, the sum of Available Cash and REIT Available Cash.
“Adjusted Capital Account Deficit” means, with respect to any Member, the deficit balance, if any, in such Member’s Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:
(i)    decrease such deficit by any amounts that such Member is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Member’s Membership Interest or that such Member is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and
(ii)    increase such deficit by the items described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of “Adjusted Capital Account Deficit” is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Adjustment Events” has the meaning set forth in Section 4.5.A(i) hereof.
“Adjustment Factor” means 1.0; provided, however, that in the event that:
(i)    BrightSpire Capital (a) declares or pays a dividend on its outstanding REIT Shares wholly or partly in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares wholly or partly in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor then in effect by a fraction, (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;
(ii)    BrightSpire Capital distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares, or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares (other than REIT Shares issuable pursuant to a Qualified DRIP), at a price per share less than the Value of a REIT Share on the record date for such distribution (each, a “Distributed Right”), then, as of the distribution date of such Distributed Rights or, if later, the time such Distributed Rights become exercisable, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor then in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date plus the maximum number of REIT Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date plus a fraction (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights, multiplied by the minimum purchase price per REIT Share under such Distributed Rights and (2) the denominator of which is the Value of a REIT Share as of the record date; provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactive to the date of distribution (or, if later, the time the Distributed Rights become exercisable) of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and
(iii)    BrightSpire Capital shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or its assets (including securities, but excluding cash or any dividend or distribution referred to in subsection (i) or (ii) above, or any Membership Units), which evidences of indebtedness or assets relate to assets not received by BrightSpire Capital pursuant to a pro rata distribution by the Company, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment Factor then in effect by a fraction (a) the numerator of which shall be such Value of a REIT Share as of the trading day immediately preceding the ex-date for such dividend or distribution and (b) the denominator of which shall be the Value of a REIT Share as of the trading day immediately preceding the ex-date for such dividend or distribution, less the then fair market value (as determined by the Managing Member, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share.
Any adjustment to the Adjustment Factor shall become effective on the first date on which REIT Shares trade at a price that reflects such event (the “ex-date”). Notwithstanding the foregoing, if any of the events in clause (i), (ii) or (iii) above occur, no adjustments will be made to the Adjustment Factor for any class or series of Membership Interests to the extent that the Company concurrently makes or effects a correlative distribution or payment to all of the Members holding Membership Interests of such class or series, or effects a correlative split, subdivision, reverse split or combination in respect of the Membership Interests of such class or series. If BrightSpire Capital effects a dividend that allows holders of REIT Shares to elect to receive cash or additional REIT Shares, the Company may effect a correlative distribution by distributing to all Members holding Membership Interests of such class or series a combination of cash and additional Membership Interests in the same ratio as the ratio of cash and REIT Shares paid by BrightSpire Capital, without offering Members an opportunity to elect to receive cash or additional Membership Interests. Any adjustments to the Adjustment Factor shall become effective immediately after such event, retroactive to the record date, if any, for such event. For illustrative purposes, examples of adjustments to the Adjustment Factor are set forth on Exhibit A attached hereto.
“Adjustment Year” has the meaning set forth in Section 6225(d)(2) of the Code or comparable provisions of state, local or non-U.S. law.
“Affiliate” means, with respect to a specified Person, any Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, the specified Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise. For the avoidance of doubt, (i) Constellation OP and its Subsidiaries, on the one hand, and BrightSpire Capital and its Subsidiaries, on the other hand, shall not be deemed Affiliates of the other for purposes of this Agreement and (ii) no fund, investment vehicle, or investment product managed by BrightSpire Capital or its Subsidiaries shall be deemed an Affiliate of BrightSpire Capital. The terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Affiliated REIT” means BrightSpire Capital and any Affiliate of BrightSpire Capital or the Company that has elected to be taxed as a REIT under the Code and is a Member.
“Agreement” means this Second Amended and Restated Limited Liability Company Agreement of BrightSpire Capital Operating Company, LLC, as now or hereafter amended, restated, modified, supplemented or replaced.
“Amended and Restated Agreement” has the meaning set forth in the Recitals.
“Applicable Percentage” has the meaning set forth in Section 15.1.B hereof.
“Assignee” means a Person to whom a Membership Interest has been Transferred but who has not become a Substituted Member, and who has the rights set forth in Section 11.5 hereof.
“Available Cash” means, with respect to any period for which such calculation is being made,
(i)    the sum, without duplication, of:
(1)    the Company’s Net Income or Net Loss (as the case may be) for such period,
(2)    Depreciation and all other noncash charges to the extent deducted in determining Net Income or Net Loss for such period,

(3)    the amount of any reduction in reserves of the Company established by the Managing Member (including reductions resulting because the Managing Member determines such amounts are no longer necessary),
(4)    the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of Company property for such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, financing or refinancing during such period, and
(5)    all other cash received (including amounts previously accrued as Net Income and amounts of deferred income) or any net amounts borrowed by the Company for such period that was not included in determining Net Income or Net Loss for such period;
(ii)    less the sum, without duplication, of:
(1)    all principal Debt payments made during such period by the Company,
(2)    capital expenditures made by the Company during such period,
(3)    investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(1) or clause (ii)(2) above,
(4)    the excess, if any, of gain (or loss, as the case may be) recognized from the sale, exchange, disposition, financing or refinancing of Company property for such period over the net cash proceeds from such sale, exchange, disposition, financing or refinancing during such period,
(5)    all other expenditures and payments not deducted in determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued),
(6)    any amount included in determining Net Income or Net Loss for such period that was not received by the Company during such period,
(7)    the amount of any increase in reserves (including working capital reserves) established by the Managing Member during such period, and
(8)    any amount distributed or paid in redemption of any Member’s Membership Interest or Membership Units, including any Cash Amount paid.
Notwithstanding the foregoing, Available Cash shall not include (a) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding up of the Company or

(b) any Capital Contributions, whenever received or any payments, expenditures or investments made with such Capital Contributions.
“Beneficially Own” has the meaning given to such term in the Charter.
“BrightSpire Capital” has the meaning set forth in the Preamble.
“BrightSpire Capital Contribution” has the meaning set forth in the Recitals.
“BrightSpire Capital Equivalent Shares” means, with respect to any class or series of Membership Units, REIT Shares or Capital Shares issued by BrightSpire Capital with preferences, conversion and other rights (other than voting rights), restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption that are substantially the same as (or correspond to) the preferences, conversion and other rights, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of such Membership Units as appropriate to reflect the relative rights and preferences of such Membership Units as to the other classes and series of Membership Units, but not as to matters such as voting for members of the Board of Directors that are not applicable to the Company.
“BrightSpire Capital Member Loan” has the meaning set forth in Section 4.3.B.
“Board of Directors” means the Board of Directors of BrightSpire Capital.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
“Capital Account” means, with respect to any Member, the Capital Account maintained by the Managing Member for such Member on the Company’s books and records in accordance with the following provisions:
(a)    To each Member’s Capital Account, there shall be added such Member’s Capital Contributions, such Member’s distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.3 hereof, and the amount of any Company liabilities assumed by such Member or that are secured by any property distributed to such Member.
(b)    From each Member’s Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Member pursuant to any provision of this Agreement, such Member’s distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.3 hereof, and the amount of any liabilities of such Member assumed by the Company or that are secured by any property contributed by such Member to the Company (except to the extent already reflected in the amount of such Member’s Capital Contribution).

(c)    In the event any interest in the Company is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Member’s Capital Account of the transferor to the extent that it relates to the Transferred interest.
(d)    In determining the amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.
(e)    The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations promulgated under Code Section 704, and shall be interpreted and applied in a manner consistent with such Regulations. The Managing Member may modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations; provided that the Managing Member determines that such modification is not reasonably likely to have a material effect on the amounts distributable to any Member without such Person’s consent. The Managing Member also may (i) make any adjustments to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2; provided, however, that the Managing Member determines that such changes are not reasonably likely to materially reduce amounts otherwise distributable to the Member as current cash distributions or as distributions on termination of the Company.
“Capital Account Limitation” has the meaning set forth in Section 4.6.B hereof.
“Capital Contribution” means, with respect to any Member, the amount of money and the initial Gross Asset Value of any Contributed Property that such Member contributes to the Company or is deemed to contribute pursuant to Article 4 hereof.
“Capital Share” means a share of any class or series of stock of BrightSpire Capital now or hereafter authorized, other than a REIT Share.
“Cash Amount” means an amount of cash equal to the product of (i) the Value of a Class A REIT Share and (ii) the REIT Shares Amount determined as of the applicable Valuation Date.
“Certificate” means the Original Certificate, as may be amended from time to time in accordance with the terms hereof and the Act.
“Charter” means the charter of BrightSpire Capital, within the meaning of Section 1-101(e) of the Maryland General Corporation Law.
“Class A REIT Share” means a share of class A common stock of BrightSpire Capital, par value $0.01 per share. Where relevant in this Agreement, “Class A REIT Shares” includes shares of class A common stock of BrightSpire Capital, par value $0.01 per share, issued upon conversion of Preferred Shares or Class B-3 REIT Shares.
“Class B-3 REIT Share” means a share of class B-3 common stock of BrightSpire Capital, par value $0.01 per share.
“CLNS” means Colony Capital, Inc., a Maryland corporation.
“CLNS Contribution” has the meaning set forth in the Recitals.
“Code” means the Internal Revenue Code of 1986.
“Combination Agreement” has the meaning set forth in the Recitals.
“Company” means BrightSpire Capital Operating Company, LLC, the limited liability company formed and continued under the Act and pursuant to this Agreement, and any successor thereto.
“Company Employee” means an employee of the Company or an employee of a Subsidiary of the Company, if any.
“Company Equivalent Units” means, with respect to any class or series of Capital Shares, Preferred Shares, New Securities or other interests in BrightSpire Capital (other than REIT Shares), Membership Units with preferences, conversion and other rights (other than voting rights), restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption that are substantially the same as (or correspond to) the preferences, conversion and other rights, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of such Capital Shares, Preferred Shares, New Securities or other interests as appropriate to reflect the relative rights and preferences of such Capital Shares, Preferred Shares, New Securities or other interests as to the REIT Shares and the other classes and series of Capital Shares, Preferred Shares, New Securities or other interests as such Company Equivalent Units would have as to Membership Common Units and the other classes and series of Membership Units corresponding to the other classes of Capital Shares, Preferred Shares, New Securities or other interests but not as to matters such as voting for members of the Board of Directors that are not applicable to the Company. For the avoidance of doubt, the voting rights, redemption rights, conversion rights and rights to Transfer Company Equivalent Units need not be similar to the rights of the corresponding class or series of Capital Shares, Preferred Shares, New Securities or other interests; provided, however, with respect to redemption rights and conversion rights, the terms of Company Equivalent Units must be such so that the Company complies with Section 4.9 of this Agreement.
“Company Junior Unit” means a fractional share of the Membership Interests of a particular class or series that the Managing Member has authorized pursuant to Section 4.2 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the Membership Common Units.

“Company Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Member Minimum Gain, as well as any net increase or decrease in Member Minimum Gain, for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).
“Company Preferred Unit” means a fractional share of the Membership Interests of a particular class or series that the Managing Member has authorized pursuant to Section 4.1 or Section 4.2 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Membership Common Units.
“Company Record Date” means the record date established by the Managing Member for the purpose of determining the Members entitled to notice of or to vote at any meeting of Members or to consent to any matter, or to receive any distribution or the allotment of any other rights, or in order to make a determination of Members for any other proper purpose, which, in the case of a record date fixed for the determination of Members entitled to receive any distribution, shall (unless otherwise determined by the Managing Member) generally be the same as the record date established by BrightSpire Capital for a distribution to its stockholders of some or all of its portion of such distribution.
“Consent” means the consent to, approval of, or vote in favor of a proposed action by a Member given in accordance with Article 14 hereof.
“Consent of the Members” means the Consent of a Majority in Interest of the Members, which Consent shall be obtained before the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by Members in their discretion.
“Consent of the Non-Managing Members” means the Consent of a Majority in Interest of the Non-Managing Members, which Consent shall be obtained before the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by Members in their discretion.
“Constellation OP” has the meaning set forth in the Recitals.
“Constituent Person” has the meaning set forth in Section 4.6.F.
“Constructively Own” has the meaning given to such term in the Charter.
“Contributed Property” means each Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Company (or deemed contributed by the Company to a “new” partnership pursuant to Code Section 708).
“Controlled Entity” means, as to any Person, (a) any corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Person or such Person’s Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person’s Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner and in which such Person or such Person’s Family Members or Affiliates hold partnership interests representing at least twenty-five percent (25%) of such partnership’s capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager or managing member and in which such Person or such Person’s Family Members or Affiliates hold membership interests representing at least twenty-five percent (25%) of such limited liability company’s capital and profits. For the avoidance of doubt, no fund, investment vehicle, or investment product managed by BrightSpire Capital or its Subsidiaries shall be deemed to be a Controlled Entity of BrightSpire Capital.
“Conversion Date” has the meaning set forth in Section 4.6.B.
“Conversion Notice” has the meaning set forth in Section 4.6.B.
“Conversion Right” has the meaning set forth in Section 4.6.A.
“Cut-Off Date” means, at the election of the Managing Member, the later of (i) the fifth (5th) Business Day after the Managing Member’s receipt of a Notice of Redemption and (ii) the next regularly scheduled meeting of the Board of Directors after the Managing Member’s receipt of a Notice of Redemption.
“Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.
“Declination” has the meaning set forth in Section 15.1.A hereof.
“Depreciation” means, for each Fiscal Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing Member.
“Distributed Right” has the meaning set forth in the definition of “Adjustment Factor.”

“Economic Capital Account Balances” has the meaning set forth in Section 6.3.E hereof.
“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Company or BrightSpire Capital.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Excess Units” means Tendered Units, the issuance of REIT Shares in exchange for which would result in a violation of the Ownership Limit.
“Exchange Act” means the Securities Exchange Act of 1934, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.
“Excluded Property” means any asset now or hereafter held directly by BrightSpire Capital or any direct or indirect wholly owned Subsidiary of BrightSpire Capital (other than the equity of any direct or indirect wholly owned Subsidiary of BrightSpire Capital and interests in the Company), in each case, to the extent such asset has not theretofore been contributed to the Company.
“Family Members” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.
“Fiscal Year” means the fiscal year of the Company, which shall be the calendar year.
“Forced Redemption” has the meaning set forth in Section 4.6.C hereof.
“Forced Redemption Notice” has the meaning set forth in Section 4.6.C hereof.
“Funding Debt” means any Debt incurred by or on behalf of the Managing Member or BrightSpire Capital for the purpose of providing funds to the Company.
“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:
(i)    The initial Gross Asset Value of any asset contributed by a Member to the Company shall be (1) in the case of any asset listed on Schedule II, the gross asset value of such asset as listed on Schedule II and (ii) in all other cases, the gross fair market value of such asset as determined by the Managing Member using such reasonable method of valuation as it may adopt.
(ii)    The Gross Asset Values of all Company assets immediately prior to the occurrence of any event described below shall be adjusted to equal their respective gross fair market values, as determined by the Managing Member using such reasonable method of valuation as it may adopt, as of the following times:
(1)    the acquisition of an additional interest in the Company (other than in connection with the execution of this Agreement but including acquisitions pursuant to Section 4.2 hereof or contributions or deemed contributions by the Managing Member pursuant to Section 4.2 hereof) by a new or existing Member in exchange for more than a de minimis Capital Contribution, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;
(2)    the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;
(3)    the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);
(4)    upon the admission of a successor managing member pursuant to Section 12.1 hereof; and
(5)    at such other times as the Managing Member shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.
(iii)    The Gross Asset Value of any Company asset distributed to a Member shall be the gross fair market value of such asset on the date of distribution as determined by the Managing Member using such reasonable method of valuation as it may adopt.
(iv)    The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (iv) to the extent that the Managing Member reasonably determines that an adjustment pursuant to subsection (ii) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (iv).
(v)    If the Gross Asset Value of a Company asset has been determined or adjusted pursuant to subsection (i), subsection (ii) or subsection (iv) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

“Holder” means either (a) a Member or (b) an Assignee that owns a Membership Unit.
“Imputed Tax Underpayment” has the meaning set forth in Section 10.3.C hereof.
“Incapacity” or “Incapacitated” means, (i) as to any Member who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Member incompetent to manage his or her person or his or her estate; (ii) as to any Member that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any Member that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Member that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Company; (v) as to any trustee of a trust that is a Member, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Member, the bankruptcy of such Member. For purposes of this definition, bankruptcy of a Member shall be deemed to have occurred when (a) the Member commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Member under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Member is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Member, (c) the Member executes and delivers a general assignment for the benefit of the Member’s creditors, (d) the Member files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Member in any proceeding of the nature described in clause (b) above, (e) the Member seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Member or for all or any substantial part of the Member’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Member’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within ninety (90) days after the expiration of any such stay.
“Indemnitee” means (i) any Person made, or threatened to be made, a party to a proceeding by reason of its status as (A) the Managing Member, BrightSpire Capital or the Manager or (B) a manager, member, officer, director or employee of the Managing Member, BrightSpire Capital or the Manager or an employee of the Company and (ii) such other Persons (including Affiliates, employees or agents of the Managing Member, BrightSpire Capital, the Manager or the Company) as the Managing Member may designate from time to time (whether before or after the event giving rise to potential liability).
“IRS” means the United States Internal Revenue Service.
“IRS Adjustment” has the meaning set forth in Section 10.3.C hereof.
“Lead Tendering Party” has the meaning set forth in Section 15.1.J(3)(b) hereof.
“Liquidating Event” has the meaning set forth in Section 13.1 hereof.

“Liquidator” has the meaning set forth in Section 13.2.A hereof.
“Liquidating Gains” has the meaning set forth in Section 6.3.E hereof.
“Liquidating Losses” has the meaning set forth in Section 6.3.E hereof.
“LTIP Award” means each or any, as the context requires, an award of LTIP Units issued under any Equity Plan.
“LTIP Unit” means a Membership Unit which is designated as an LTIP Unit and which has the rights, preferences and other privileges and restrictions, qualifications, and limitations set forth in Section 4.5 hereof (except as may be varied by the designations applicable to any particular class or series of LTIP Units) and elsewhere in this Agreement (including any exhibit hereto creating any new class or series of LTIP Units) or in the Equity Plan or the award, vesting, or other agreement pursuant to which an LTIP Unit is granted to the holder thereof. The allocation of LTIP Units among the Members shall be set forth in the books and records of the Company, as may be amended from time to time.
“LTIP Unitholder” means a Member that holds LTIP Units.
“LV Safe Harbor” has the meaning set forth in Section 10.2.B hereof.
“LV Safe Harbor Election” has the meaning set forth in Section 10.2.B hereof.
“LV Safe Harbor Interests” has the meaning set forth in Section 10.2.B hereof.
“Majority in Interest of the Members” means Members (including the Managing Member, BrightSpire Capital and any Controlled Entity of either of them) entitled to vote on or consent to any matter holding more than fifty percent (50%) of all outstanding Membership Units held by all Members (including the Managing Member, BrightSpire Capital and any Controlled Entity of either of them) entitled to vote on or consent to such matter.
“Majority in Interest of the Non-Managing Members” means Members (excluding the Managing Member, BrightSpire Capital and any Controlled Entity of either of them) entitled to vote on or consent to any matter holding more than fifty percent (50%) of all outstanding Membership Units held by all Members (excluding the Managing Member, BrightSpire Capital and any Controlled Entity of either of them) entitled to vote on or consent to such matter.
“Management Agreement” means the agreement among the Managing Member, the Company, the Manager, and the other parties, if any, named therein pursuant to which the Manager will manage the assets and day-to-day operations of the Company and the Managing Member and their respective Subsidiaries.
“Manager” means the Person, if any, appointed, employed or contracted with by the Company and the Managing Member pursuant to the Management Agreement to manage the assets and day-to-day operations of the Company and the Managing Member and their respective Subsidiaries.

“Managing Member” means BrightSpire Capital, or any of its successors or permitted assigns, or any subsequent successor or permitted assign, in its capacity as the managing member of the Company.
“Member(s)” means (i) BrightSpire Capital, (ii) RED REIT and (iii) each other Person that is, from time to time, admitted to the Company as a member in accordance with the terms of this Agreement and the Act, and any Substituted Member or Additional Member, each shown as such in the books and records of the Company, in each case, that has not ceased to be a member of the Company pursuant to the Act and this Agreement, in such Person’s capacity as a member of the Company.
“Member Minimum Gain” means an amount, with respect to each Member Nonrecourse Debt, equal to the Member Minimum Gain that would result if such Member Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).
“Member Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).
“Member Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i)(1), and the amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(1).
“Membership Common Unit” means a fractional share of the Membership Interests of all Members issued pursuant to Sections 4.1 and 4.2 hereof, but does not include any Company Junior Unit, Company Preferred Unit or any other Membership Unit specified in a Membership Unit Designation as being other than a Membership Common Unit.
“Membership Common Unit Economic Balance” has the meaning set forth in Section 6.3.E hereof.
“Membership Interest” means an ownership interest in the Company held by either a Non-Managing Member or the Managing Member and includes any and all benefits to which the holder of such a Membership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of Membership Interests; however, notwithstanding that the Managing Member, BrightSpire Capital and any other Member may have different rights and privileges as specified in this Agreement (including differences in rights and privileges with respect to their Membership Interests), the Membership Interest held by the Managing Member, BrightSpire Capital or any other Member and designated as being of a particular class or series shall not be deemed to be a separate class or series of Membership Interest from a Membership Interest having the same designation as to class and series that is held by any other Member solely because such Membership Interest is held by the Managing Member, BrightSpire Capital or any other Member having different rights and privileges as specified under this Agreement. A

Membership Interest may be expressed as a number of Membership Common Units, Company Preferred Units, Company Junior Units or other Membership Units.
“Membership Unit” means a Membership Common Unit, a Company Preferred Unit, a Company Junior Unit or any other fractional share of the Membership Interests that the Managing Member has authorized pursuant to Section 4.1 or Section 4.2 hereof.
“Membership Unit Designation” has the meaning set forth in Section 4.2.A hereof.
“Membership Unit Distribution” has the meaning set forth in Section 4.5.A(i) hereof.
“Net Income” or “Net Loss” means, for each Fiscal Year of the Company, an amount equal to the Company’s taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:
(i)    any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);
(ii)    any expenditure of the Company described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income (or loss);
(iii)    in the event the Gross Asset Value of any Company asset is adjusted pursuant to subsection (ii) or subsection (iii) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;
(iv)    gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;
(v)    in lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year;
(vi)    to the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) and shall be taken into account for purposes of computing Net Income or Net Loss; and
(vii)    notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item that is specially allocated pursuant to Section 6.3 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”
“Net Proceeds” has the meaning set forth in Section 15.1.J(2) hereof.
“New Partnership Audit Procedures” means Subchapter C of Chapter 63 of the Code, as modified by Section 1101 of the Bipartisan Budget Act of 2015, Pub. L. No. 114-74, any amended or successor version, Treasury Regulations promulgated thereunder, official interpretations thereof, related notices, or other related administrative guidance.
“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities that entitle the holder thereof to subscribe for or purchase, convert such securities into or exchange such securities for, REIT Shares, Capital Shares or Preferred Shares, excluding Preferred Shares and grants under the Stock Incentive Plans, or (ii) any Debt issued by BrightSpire Capital that provides any of the rights described in clause (i).
“Non-Electing Shares” has the meaning set forth in Section 15.1.H hereof.
“Non-Managing Member(s)” means any Member other than the Managing Member.
“Non-Managing Member Ancillary Agreement” means, with respect to any Non-Managing Member, any other agreement entered into by such Non-Managing Member or any of its Affiliates or transferee thereof with BrightSpire Capital, the Company or a Subsidiary of the Company relating to such Non-Managing Member’s Membership Units or any REIT Shares or Capital Shares which such Non-Managing Member holds or has the rights to obtain.
“Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Fiscal Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).
“Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2).
“Notice of Redemption” means a Notice of Redemption substantially in the form of Exhibit B attached to this Agreement.
“Nova I” has the meaning set forth in the Recitals.
“Nova I Merger” has the meaning set forth in the Recitals.

“Nova II” has the meaning set forth in the Recitals.
“Nova II Merger” has the meaning set forth in the Recitals.
“Offered Shares” has the meaning set forth in Section 15.1.J(1)(a) hereof.
“Offering Units” has the meaning set forth in Section 15.1.J(1)(a) hereof.
“Optionee” means a Person to whom a stock option is granted under any Stock Incentive Plan.
“Original Agreement” has the meaning set forth in the Recitals.
“Original Certificate” has the meaning set forth in the Recitals.
“Ownership Limit” means the applicable restriction or restrictions on ownership of stock of BrightSpire Capital imposed under the Charter.
“Partnership Representative” has the meaning set forth in Section 10.3.A hereof.
“Percentage Interest” means, with respect to each Member, as to any class or series of Membership Interests, the fraction, expressed as a percentage, the numerator of which is the aggregate number of Membership Units of such class or series held by such Member and the denominator of which is the total number of Membership Units of such class or series held by all Members. If not otherwise specified, “Percentage Interest” shall be deemed to refer to Membership Common Units.
“Permitted Lender Transferee” has the meaning set forth in the definition of Permitted Transferee.
“Permitted Transfer” means a Transfer by a Non-Managing Member of all or part of its Membership Interest (i) to any Family Member, Controlled Entity or controlled Affiliate of such Member, or to any trust, partnership, corporation or limited liability company established and held for the direct or indirect benefit of a Family Member; provided that any such Transfer constitutes a bona fide gift or otherwise shall not involve a disposition for value other than equity interests in any such trust, partnership, corporation or limited liability company; (ii) as required by applicable law or order; (iii) to a nominee or custodian of a person or entity to whom a disposition or Transfer would be permitted under this Agreement; (iv) that such Non-Managing Member would be expressly authorized to make as a “Permitted Transfer” pursuant to a Non-Managing Member Ancillary Agreement, disregarding any expiration or termination thereof; or (v) in the case of any Permitted Transferee that is a past or present officer or employee of the Company, BrightSpire Capital, CLNS or their respective Subsidiaries or may have been permitted pursuant to the applicable Non-Managing Member Ancillary Agreement to which such Membership Interests were subject at the time of the issuance of such Membership Interests or to which such Permitted Transferee was party (taking into account subsequent amendments thereto), disregarding any expiration or termination of such Non-Managing Member Ancillary Agreement.

“Permitted Transferee” means (i) any lender or lenders secured by a Pledge, or agents acting on their behalf, to whom any Membership Interest is transferred pursuant to the exercise of remedies under a Pledge and any special purpose entities owned and used by such lenders or agents for the purpose of holding any such Membership Interest (each a “Permitted Lender Transferee”), (ii) any Person, including any Third-Party Pledge Transferee designated by any lender or lenders secured by a Pledge, or agents acting on their behalf, to whom a Membership Interest is transferred pursuant to the exercise of remedies under a Pledge, whether before or after one or more Permitted Lender Transferees take title to such Membership Interest and (iii) any other Person to whom any Membership Interest is transferred pursuant to a Permitted Transfer.
“Person” means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.
“Pledge” means a pledge by a Non-Managing Member of all or any portion of its Membership Interest to one or more banks or lending institutions, or agents acting on their behalf, which are not Affiliates of such Non-Managing Member, as collateral or security for a bona fide loan or other extension of credit.
“Preferred Share” means a share of stock of BrightSpire Capital now or hereafter authorized, designated or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT Shares.
“Pricing Agreements” has the meaning set forth in Section 15.1.J(3)(b) hereof.
“Properties” means any assets and property of the Company and “Property” means any one such asset or property.
“Publicly Traded” means having common equity securities listed or admitted to trading on any U.S. national securities exchange.
“Qualified DRIP” means a dividend reinvestment plan of BrightSpire Capital that permits participants to acquire REIT Shares using the proceeds of dividends paid by BrightSpire Capital.
“Qualified Transferee” means an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act.
“Qualifying Party” means (a) a Member, (b) an Additional Member, (c) an Assignee who is the transferee of a Member’s Membership Interest in a Permitted Transfer, or (d) a Person, including a lending institution as the pledgee of a Pledge, who is the transferee of a Member’s Membership Interest in a Permitted Transfer; provided, however, that a Qualifying Party shall not include the Managing Member or BrightSpire Capital.
“RED REIT” has the meaning set forth in the Recitals.
“RED REIT Contribution” has the meaning set forth in the Recitals.

“Redemption” has the meaning set forth in Section 15.1.A hereof.
“Register” has the meaning set forth in Section 4.2.E hereof.
“Regulations” means the income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Regulatory Allocations” has the meaning set forth in Section 6.3.B(viii) hereof.
“REIT” means a real estate investment trust within the meaning of Code Sections 856 through 860.
“REIT Available Cash” means, as of any date of determination, all amounts held by BrightSpire Capital (and not the Company and its Subsidiaries) which would be available for distribution to the holders of REIT Shares (calculated in a manner substantially similar to the manner in which the Company calculates Available Cash, but excluding any distributions from the Company to be made, or which have been made, to BrightSpire Capital hereunder and without regard to any restriction on distribution imposed on BrightSpire Capital by any third party).
“REIT Member” means any Member which is (a) BrightSpire Capital or any Affiliate of BrightSpire Capital to the extent such Person has in place an election to qualify as a REIT and (b) a “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)) or disregarded entity (determined for federal income tax purposes) of any such Person, referred to in clause (a).
“REIT Mergers” has the meaning set forth in the Recitals.
“REIT Payment” has the meaning set forth in Section 15.11 hereof.
“REIT Requirements” means the requirements for qualifying as a REIT under the Code and Regulations.
“REIT Share” means Class A REIT Shares and Class B-3 REIT Shares.
“REIT Shares Amount” means a number of Class A REIT Shares equal to the product of (a) the number of Tendered Units and (b) the Adjustment Factor; provided, however, that, in the event that BrightSpire Capital issues to all holders of Class A REIT Shares as of a specified record date rights, options, warrants or convertible or exchangeable securities entitling BrightSpire Capital’s stockholders to subscribe for or purchase Class A REIT Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of Class A REIT Shares would be entitled to receive, expressed, where relevant hereunder, as a number of Class A REIT Shares determined by the Managing Member.

“Related Party” means, with respect to any Person, any other Person to whom ownership of shares of BrightSpire Capital’s stock would be attributed by or from such first Person under Code Section 544 (as modified by Code Section 856(h)(1)(B)).
“Reviewed Year” means a Company taxable year to which an item being adjusted by the IRS relates, as defined in Section 6225(d)(1) of the Code or comparable provisions of state, local or non-U.S. law.
“Rights” has the meaning set forth in the definition of “REIT Shares Amount.”
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, and the rules and regulations of the SEC promulgated thereunder.
“Single Funding Notice” has the meaning set forth in Section 15.1.J(1)(b) hereof.
“Specified Membership Units” means with respect to each Excluded Property, the amount of Membership Common Units, Company Junior Units and/or Company Preferred Units (as the case may be) that would have been issued to BrightSpire Capital, pursuant to Section 4.2 hereof, if BrightSpire Capital had contributed such Excluded Property on the date that such asset was acquired by BrightSpire Capital or a wholly owned Subsidiary of BrightSpire Capital, in exchange for Membership Units equal in value to the fair market value of such Excluded Property as of such date.
“Specified Redemption Date” means the soonest practicable date after the receipt by the Managing Member of a Notice of Redemption, but in any event not later than the fifth (5th) Business Day after the Cut-Off Date; provided that, if the Managing Member and BrightSpire Capital elect a Stock Offering Funding pursuant to Section 15.1.J, such Specified Redemption Date shall be deferred until the next Business Day following the date of the closing of the Stock Offering Funding (but in any event not more than one hundred fifty (150) days after the Cut-Off Date in the aggregate).
“Stock Incentive Plans” means any stock option plan or stock incentive plan now or hereafter adopted by the Company or BrightSpire Capital.
“Stock Offering Funding” has the meaning set forth in Section 15.1.J(1)(a) hereof
“Stock Offering Funding Amount” has the meaning set forth in Section 15.1.J(2) hereof.
“Subsidiary” means, with respect to a specified Person, any other Person in which more than 50% of the securities or other ownership interests having the power to (a) elect a majority of the other Person’s board of directors or other governing body or (b) otherwise direct the business and policies of the other Person, are owned or controlled, directly or indirectly, by (x) the specified Person, (y) the specified Person and one or more Subsidiaries of the specified Person, or (z) one or more Subsidiaries of the specified Person. For the avoidance of doubt, no fund, investment vehicle, or investment product managed by BrightSpire Capital or its Subsidiaries shall be deemed to be a Subsidiary of BrightSpire Capital.
“Substituted Member” means a Person who is admitted as a Member to the Company pursuant to Section 11.4 hereof.
“Successor Shares Amount” has the meaning set forth in Section 11.7.C hereof.
“Surviving Company” has the meaning set forth in Section 11.7.C hereof.
“Target Balance” has the meaning set forth in Section 6.3.E hereof.
“Tax Items” has the meaning set forth in Section 6.4.A hereof.
“Tax Matters Member” has the meaning set forth in Section 10.3.A hereof.
“Tendered Units” has the meaning set forth in Section 15.1.A hereof.
“Tendering Party” has the meaning set forth in Section 15.1.A hereof.
“Termination Transaction” means any Transfer of all or any portion of BrightSpire Capital’s Membership Interest or, if the Managing Member is not BrightSpire Capital, BrightSpire Capital’s interest in the Managing Member in connection with, or the other occurrence of, (a) a merger, consolidation or other combination involving BrightSpire Capital or the Managing Member, on the one hand, and any other Person, on the other (other than in connection with a change in BrightSpire Capital’s state of incorporation or organizational form), (b) a sale, lease, exchange or other transfer of all or substantially all of the assets of BrightSpire Capital not in the ordinary course of its business, whether in a single transaction or a series of related transactions other than to a successor Managing Member in accordance with Section 11.2.A, (c) a reclassification, recapitalization or similar change of the outstanding REIT Shares (other than a change in par value, or from par value to no par value, or as a result of a stock split, stock dividend or similar subdivision), (d) the adoption of any plan of liquidation or dissolution of BrightSpire Capital or the Managing Member, or (e) a Transfer of all or any portion of BrightSpire Capital’s Membership Interest or, if the Managing Member is not BrightSpire Capital, its interest in the Managing Member, other than a Transfer effected in accordance with Section 11.2.A(i).
“Third-Party Pledge Transferee” means a Qualified Transferee, other than a Permitted Lender Transferee, that acquires a Membership Interest pursuant to the exercise of remedies by Permitted Lender Transferees under a Pledge and that agrees to be bound by the terms and conditions of this Agreement.
“Transaction” has the meaning set forth in Section 4.6.F hereof.
“Transaction Consideration” has the meaning set forth in Section 11.7.B hereof.

“Transfer” means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is used in Article 11 hereof, unless otherwise indicated therein, “Transfer” does not include (a) any Redemption of Membership Common Units by the Company, or acquisition of Tendered Units by BrightSpire Capital, pursuant to Section 15.1 hereof, or (b) any redemption of Membership Units pursuant to any Membership Unit Designation. The terms “Transferred” and “Transferring” have correlative meanings.
“Unvested LTIP Units” has the meaning set forth in Section 4.5.C(i) hereof.
“Valuation Date” means the date of receipt by the Managing Member of a Notice of Redemption pursuant to Section 15.1 herein or such other date as specified herein, or, if such date is not a Business Day, the immediately preceding Business Day.
“Value” means, on any date with respect to a REIT Share, the average of the daily Market Prices for the ten (10) consecutive trading days immediately preceding the Valuation Date (except that the Market Price for the trading day immediately preceding the date of exercise of a stock option under any Stock Incentive Plans shall be substituted for such average of daily market prices for purposes of Section 4.4 hereof). The term “Market Price” on any date means, with respect to either Class A REIT Shares or Class B-3 REIT Shares, the last sale price for a Class A REIT Share, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for a Class A REIT Shares, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if Class A REIT Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which Class A REIT Shares are listed or admitted to trading or, if Class A REIT Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if Class A REIT Shares are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in Class A REIT Shares selected by the Managing Member or, in the event that no trading price is available for Class A REIT Shares, the fair market value of Class A REIT Shares, as determined in good faith by the Managing Member. In the event that the REIT Shares Amount includes Rights (as defined in the definition of “REIT Shares Amount”) that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the Managing Member acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.
“Vested LTIP Units” has the meaning set forth in Section 4.5.C(i) hereof.
“Vesting Agreement” means each or any, as the context implies, Equity Plan or agreement contemplated under an Equity Plan entered into by an LTIP Unitholder upon acceptance of an award of LTIP Units under an Equity Plan.

“Withdrawing Member” has the meaning set forth in Section 15.1.J(3)(c) hereof.
Section 1.2    Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (A) when a reference is made to an article, a section, an exhibit or a schedule, that reference is to an article, a section, an exhibit or a schedule of or to this Agreement; (B) the singular includes the plural and vice versa; (C) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (D) reference to any statute, code, rule, or regulation means that statute, code, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any statute, code, rule or regulation means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (E) “hereunder,” “hereof,” “hereto,” and words of similar import will be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (F) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (G) references to agreements, documents or instruments will be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (H) the terms “writing,” “written” and words of similar import will be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.
ARTICLE 2
ORGANIZATIONAL MATTERS
Section 2.1    Formation. The Company is a limited liability company previously formed, and continued pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Members and the administration and termination of the Company shall be governed by the Act. The Membership Interest of each Member shall be personal property for all purposes.
Section 2.2    Name. The name of the Company is “BrightSpire Capital Operating Company, LLC”. The Company’s business may be conducted under any other name or names deemed advisable by the Managing Member, including the name of the Managing Member or any Affiliate thereof. The words “Limited Liability Company,” “L.L.C.,” “LLC” or similar words or letters shall be included in the Company’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The Managing Member may change the name of the Company at any time and from time to time.
Section 2.3    Principal Office and Resident Agent. The address of the principal office of the Company in the State of Delaware is located at 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808, and the name and address of the resident agent of the Company in the State of Delaware are the Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808, or such other principal office and resident agent as the Managing Member may from time to time designate.

The Company may maintain offices at such other place or places within or outside the State of Delaware as the Managing Member may approve.
Section 2.4    Power of Attorney.
A.    Each Member and Assignee hereby irrevocably constitutes and appoints the Managing Member, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:
(1)    execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including this Agreement and the Certificate and all amendments, supplements or restatements thereof) that the Managing Member or any Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Company as a limited liability company (or a company in which the members have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Company may conduct business or own property; (b) all instruments that the Managing Member or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the Managing Member or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Company pursuant to the terms of this Agreement, including a certificate of cancellation; (d) all conveyances and other instruments or documents that the Managing Member or any Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Company pursuant to the terms of this Agreement; (e) all instruments relating to the admission, acceptance, withdrawal, removal or substitution of any Member pursuant to the terms of this Agreement or the Capital Contribution of any Member; and (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Membership Interests; and
(2)    execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments the Managing Member or any Liquidator determines in its sole and absolute discretion are appropriate, necessary or desirable to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Members hereunder or is consistent with the terms of this Agreement or to effectuate the terms or intent of this Agreement.
Nothing contained herein shall be construed as authorizing the Managing Member or any Liquidator to amend this Agreement except in accordance with Section 14.2 hereof or as may be otherwise expressly provided for in this Agreement.
B.    The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Members and Assignees will be relying upon the power of the Managing Member or any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Company, and it shall survive and not be affected by the subsequent Incapacity of any Member or Assignee and the Transfer of all or any portion of such Person’s Membership Units or Membership Interest (as the case may be) and shall extend to such Person’s heirs, successors, assigns and personal representatives. Each such Member and Assignee hereby agrees to be bound by any representation made by the Managing Member or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Member and Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Managing Member or any Liquidator, taken in good faith under such power of attorney. Each Member and Assignee shall execute and deliver to the Managing Member or any Liquidator, within fifteen (15) days after receipt of the Managing Member’s or any Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the Managing Member or any Liquidator (as the case may be) deems necessary to effectuate this Agreement and the purposes of the Company. Notwithstanding anything else set forth in this Section 2.4.B, no Member shall incur any personal liability for any action of the Managing Member or any Liquidator taken under such power of attorney.
Section 2.5    Term. The term of the Company commenced on August 23, 2017, the date that the Original Certificate was filed with the office of the Secretary of State of the State of Delaware in accordance with the Act, and shall continue indefinitely unless the Company is dissolved sooner pursuant to the provisions of Article 13 hereof or as otherwise provided by law.
ARTICLE 3
PURPOSE
Section 3.1    Purpose and Business. The purpose and nature of the Company is to conduct any business, enterprise or activity permitted by or under the Act; provided, however, that such business and arrangements and interests shall be limited to and conducted in such a manner as to permit the Managing Member, in its sole and absolute discretion, at all times to be classified as a REIT unless BrightSpire Capital, in its sole and absolute discretion, has chosen to cease to qualify as a REIT or has chosen not to attempt to qualify as a REIT for any reason or for reasons whether or not related to the business conducted by the Company. Without limiting BrightSpire Capital’s right in its sole and absolute discretion to cease qualifying as a REIT, the Members acknowledge that the status of BrightSpire Capital as a REIT inures to the benefit of all Members and not solely to BrightSpire Capital or its Affiliates. In connection with the foregoing, the Company shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue and guarantee evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien and, directly or indirectly, to acquire additional Properties necessary, useful or desirable in connection with its business.
Section 3.2    Powers. The Company shall have the power to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Company; provided, however, that the Company shall not take, and shall refrain from taking, any action that, in the judgment of the Managing Member, in its sole and absolute discretion, (i) could adversely affect the ability of BrightSpire Capital to continue to qualify as a REIT, (ii) could cause the Company not to be treated as a partnership or disregarded entity for federal income tax purposes, (iii) could subject BrightSpire Capital to any additional taxes under Code Section 857 or Code Section 4981 or any other related or successor provision of the Code or (iv) could violate any law or regulation of any governmental body or agency having jurisdiction over BrightSpire Capital, its securities or the Company.
Section 3.3    Limited Authority and Liability of Members. The Company is a limited liability company formed pursuant to the Act, and this Agreement shall not be deemed to create a company, venture or partnership between or among the Members or any other Persons with respect to any activities whatsoever other than the activities specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Member shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Company, its properties or any other Member. No Member, in its capacity as a Member under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Member, nor shall the Company be responsible or liable for any indebtedness or obligation of any Member, incurred either before or after the execution and delivery of this Agreement by such Member, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.
Section 3.4    Representations and Warranties by the Members.
A.    Each Member that is an individual (including each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to, and covenants with, the Company, the Managing Member and each other Member that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Member will not result in a breach or violation of, or a default under, any material agreement by which such Member or any of such Member’s property is bound, or any statute, regulation, order or other law to which such Member is subject, (ii) except as disclosed in writing to the Managing Member, such Member is neither a “foreign person,” within the meaning of Code Section 1445(f) nor a “foreign partner,” within the meaning of Code Section 1446(e), (iii) to such Member’s knowledge, such Member does not, and for so long as it is a Member will not, Beneficially Own or Constructively Own, directly or indirectly, (a) nine percent (9%) or more of the total combined voting power of all classes of stock entitled to vote, or nine percent (9%) or more of the total number of shares of all classes of stock, of any corporation that is a direct or indirect tenant of any of (I) BrightSpire Capital, determined for purposes of Code Section 856(d)(2)(B), (II) the Company, determined for purposes of Code

Section 7704(d)(3), (III) any Affiliated REIT or (IV) any partnership, corporation, or other entity of which BrightSpire Capital or any “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)), with respect to BrightSpire Capital, or the Company is a member, determined for purposes of Code Section 856(d)(2)(B) and Code Section 7704(d)(3), or (b) an interest of nine percent (9%) or more in the assets or net profits of any direct or indirect tenant of any of (I) BrightSpire Capital, determined for purposes of Code Section 856(d)(2)(B), (II) the Company, determined for purposes of Code Section 7704(d)(3), (III) any Affiliated REIT or (IV) any partnership, corporation, or other entity of which BrightSpire Capital or any “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)), with respect to BrightSpire Capital, or the Company is a member, determined for purposes of Code Section 856(d)(2)(B) and Code Section 7704(d)(3); provided, however, that each Member may exceed any of the nine percent (9%) limits set forth in this clause (iii) if such Member obtains the written consent of the Managing Member prior to exceeding any such limits; provided, further, that in no event shall any Member Beneficially Own or Constructively Own, directly or indirectly, more than nine point eight percent (9.8%) of the stock described in clause (iii)(a) above or more than nine point eight percent (9.8%) of the assets or net profits described in clause (iii)(b) above, and (iv) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms.
B.    Each Member that is not an individual (including each Additional Member or Substituted Member as a condition to becoming an Additional Member or a Substituted Member) represents and warrants to, and covenants with, the Company, the Managing Member and each other Member that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including that of its managing member(s), general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s) (as the case may be) as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws (as the case may be), any material agreement by which such Member or any of such Member’s properties or any of its partners, members, beneficiaries, trustees or stockholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Member or any of its partners, members, trustees, beneficiaries or stockholders (as the case may be) is or are subject, (iii) except as disclosed in writing to the Managing Member, such Member is neither a “foreign person,” within the meaning of Code Section 1445(f), nor a “foreign partner,” within the meaning of Code Section 1446(e), (iv) such Member does not, and for so long as it is a Member will not, Beneficially Own or Constructively Own, directly or indirectly, (a) nine percent (9%) or more of the total combined voting power of all classes of stock entitled to vote, or nine percent (9%) or more of the total number of shares of all classes of stock, of any corporation that is a direct or indirect tenant of any of (I) BrightSpire Capital, determined for purposes of Code Section 856(d)(2)(B), (II) the Company, determined for purposes of Code Section 7704(d)(3), (III) any Affiliated REIT or (IV) any partnership, corporation, or other entity of which BrightSpire Capital or any “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)), with respect to BrightSpire Capital, or the Company is a member, determined for purposes of Code Section 856(d)(2)(B) and Code Section 7704(d)(3), or (b) an interest of nine percent (9%) or more in the assets or net profits of any direct or indirect tenant of any of (I) BrightSpire Capital, determined for purposes of Code Section 856(d)(2)(B), (II) the Company, determined for purposes of Code Section 7704(d)(3), (III) any Affiliated REIT or (IV) any partnership, corporation, or other entity of which

BrightSpire Capital or any “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)), with respect to BrightSpire Capital, or the Company is a member, determined for purposes of Code Section 856(d)(2)(B) and Code Section 7704(d)(3); provided, however, that each Member may exceed any of the nine percent limits (9%) set forth in this clause (iv) if such Member obtains the written consent of the Managing Member prior to exceeding any such limits; provided, further, that in no event shall any Member Beneficially Own or Constructively Own, directly or indirectly, more than nine point eight percent (9.8%) of the stock described in clause (iv)(a) above or more than nine point eight percent (9.8%) of the assets or net profits described in clause (iv)(b) above, and (v) this Agreement is binding upon, and enforceable against, such Member in accordance with its terms.
C.    Each Member (including each Substituted Member, as a condition to becoming a Substituted Member) represents and warrants that it is an “accredited investor,” as defined in Rule 501 promulgated under the Securities Act, and represents, warrants and agrees that it has acquired and continues to hold its interest in the Company for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Member further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Company in what it understands to be a highly speculative and illiquid investment. Notwithstanding the foregoing, the representations and warranties contained in the first sentence of this Section 3.4.C shall not apply to any Permitted Lender Transferee, it being understood that a Permitted Lender Transferee may be subject to a legal obligation to sell, distribute or otherwise dispose of any Membership Interest acquired pursuant to the exercise of remedies under a Pledge; provided, however, that such Permitted Lender Transferee must be a Qualified Transferee.
D.    The representations and warranties contained in Sections 3.4.A, 3.4.B and 3.4.C hereof shall survive the execution and delivery of this Agreement by each Member (and, in the case of an Additional Member or a Substituted Member, the admission of such Additional Member or Substituted Member as a Member in the Company) and the dissolution, liquidation and termination of the Company.
E.    Each Member (including each Substituted Member as a condition to becoming a Substituted Member) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Company or the Managing Member have been made by any Member or any employee or representative or Affiliate of any Member, and that projections and any other information, including financial and descriptive information and documentation, that may have been in any manner submitted to such Member shall not constitute any representation or warranty of any kind or nature, express or implied.
F.    Notwithstanding the foregoing, the Managing Member may permit the modification of any of the representations and warranties contained in Sections 3.4.A, 3.4.B and

3.4.C above as applicable to any Member (including any Additional Member or Substituted Member or any transferee of either); provided that such representations and warranties, as modified, shall be set forth in either (i) a Membership Unit Designation applicable to the Membership Units held by such Member or (ii) a separate writing addressed to the Company and the Managing Member.
ARTICLE 4
CAPITAL CONTRIBUTIONS
Section 4.1    Capital Contributions of the Members. Each Member has previously made Capital Contributions to the Company. Immediately upon execution of this Agreement, all existing limited liability company interests of the Company issued and outstanding as of immediately prior to the execution of this Agreement automatically shall be converted into Membership Common Units as set forth in the Register. Except as provided by law or in Section 4.2, 4.3, 10.3.C or 10.4 hereof, the Members shall have no obligation or, except with the prior written consent of the Managing Member, right to make any Capital Contributions or loans to the Company.
Section 4.2    Issuances of Additional Membership Interests. Subject to the rights of any Holder of any Membership Interest set forth in a Membership Unit Designation:
A.    General. Subject to the provisions of this Agreement (including Section 4.2.B hereof), the Managing Member is hereby authorized to cause the Company to issue additional Membership Interests, in the form of Membership Units, for any Company purpose (including if the Managing Member determines that the Company requires Additional Funds), at any time or from time to time, to the Members (including the Managing Member and BrightSpire Capital) or to other Persons, and to admit such Persons as Additional Members, for such consideration and on such terms and conditions as shall be established by the Managing Member, all without the approval of any Member or any other Person. Without limiting the foregoing, the Managing Member is expressly authorized to cause the Company to issue Membership Units (i) upon the conversion, redemption or exchange of any Debt, Membership Units or other securities issued by the Company, (ii) for less than fair market value, (iii) for no consideration, (iv) in connection with any merger of any other Person into the Company, or (v) upon the contribution of property or assets to the Company. Any additional Membership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption (including rights that may be senior or otherwise entitled to preference over existing Membership Interests) as shall be determined by the Managing Member, in its sole and absolute discretion and without the approval of any Non-Managing Member or any other Person, and set forth in a written document thereafter attached to and made an exhibit to this Agreement, which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a “Membership Unit Designation”) without the approval of any Non-Managing Member or any other Person. Without limiting the generality of the foregoing, the Managing Member shall have authority to specify, in its sole and absolute discretion: (a) the allocations of items of Company income, gain, loss, deduction and credit to each such class or series of Membership Interests;

(b) the right of each such class or series of Membership Interests to share (on a pari passu, junior or preferred basis) in Membership Unit Distributions; (c) the rights of each such class or series of Membership Interests upon dissolution and liquidation of the Company; (d) the voting rights, if any, of each such class or series of Membership Interests; and (e) the conversion, redemption or exchange rights applicable to each such class or series of Membership Interests. Except to the extent specifically set forth in any Membership Unit Designation, a Membership Interest of any class or series other than a Membership Common Unit shall not entitle the holder thereof to vote on, or consent to, any matter. Upon the issuance of any additional Membership Interest, the Managing Member shall update the Register and the books and records of the Company as appropriate to reflect such issuance.
B.    Issuances to BrightSpire Capital. No additional Membership Units shall be issued to BrightSpire Capital unless (i) the additional Membership Units are issued to all Members holding Membership Common Units in proportion to their respective Percentage Interests in the Membership Common Units, (ii) (a) the additional Membership Units are (x) Membership Common Units issued in connection with an issuance of REIT Shares, or (y) Company Equivalent Units (other than Membership Common Units) issued in connection with an issuance of Capital Shares, Preferred Shares, New Securities or other interests in BrightSpire Capital (other than REIT Shares), and (b) BrightSpire Capital contributes to the Company the cash proceeds or other consideration received in connection with the issuance of such REIT Shares, Capital Shares, Preferred Shares, New Securities or other interests in BrightSpire Capital, (iii) the additional Membership Units are issued upon the conversion, redemption or exchange of Debt, Membership Units or other securities issued by the Company, or (iv) the additional Membership Units are issued pursuant to Section 4.2.D, Section 4.4, Section 4.7, Section 4.9 or Section 4.11; provided, however, that notwithstanding any provision to the contrary contained in this Agreement but subject to the rights of any Holder of any Membership Interest set forth in a Membership Unit Designation, the Company shall not issue, and the Managing Member shall not authorize the issuance of, (x) any Membership Interests to BrightSpire Capital that do not have BrightSpire Capital Equivalent Shares that are concurrently issued by BrightSpire Capital for the equivalent contribution to BrightSpire Capital of cash, property or assets, which are subsequently contributed by BrightSpire Capital to the Company, or (y) any Membership Interests to any Person other than BrightSpire Capital unless approved by the Board of Directors or a duly authorized committee thereof.
C.    No Preemptive Rights. Except as expressly provided in this Agreement or in any Membership Unit Designation, no Person, including any Member or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Membership Interest.
D.    Issuance of Securities by BrightSpire Capital. BrightSpire Capital shall not issue any additional REIT Shares, Preferred Shares or New Securities unless BrightSpire Capital contributes, substantially concurrently with the receipt thereof, the cash proceeds or other consideration received from the issuance of such additional REIT Shares, Preferred Shares or New Securities (as the case may be), and from the exercise of the rights contained in any such additional New Securities, to the Company in exchange for (x) in the case of an issuance of REIT Shares, Membership Common Units, or (y) in the case of an issuance of Preferred Shares or New Securities, Company Equivalent Units; provided, however, that notwithstanding the foregoing, BrightSpire Capital may issue REIT Shares, Preferred Shares or New Securities (a) pursuant to Section 4.4, Section 15.1.B or Section 15.1.J hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Preferred Shares or New Securities to all holders of REIT Shares, Preferred Shares or New Securities (as the case may be), (c) upon a conversion, redemption or exchange of Preferred Shares, (d) upon a conversion, redemption, exchange or exercise of New Securities, (e) upon a conversion, redemption, exchange of any Funding Debt into REIT Shares, Preferred Shares or New Securities, or (f) in connection with an acquisition of Membership Units or a property or other asset to be owned, directly or indirectly, by BrightSpire Capital. In the event of any issuance of additional REIT Shares, Preferred Shares or New Securities by BrightSpire Capital, and the contribution to the Company, by BrightSpire Capital, of the cash proceeds or other consideration received from such issuance, the Company shall pay BrightSpire Capital’s expenses associated with such issuance, including any underwriting discounts or commissions. In the event that BrightSpire Capital issues any additional REIT Shares, Capital Shares, Preferred Shares, New Securities or other interests in BrightSpire Capital and contributes the cash proceeds or other consideration received from the issuance thereof to the Company, the Company is authorized to and shall issue a number of Membership Common Units or Company Equivalent Units to BrightSpire Capital equal to the number of REIT Shares, Capital Shares, Preferred Shares, New Securities or other interests so issued, divided by the Adjustment Factor then in effect, in accordance with this Section 4.3.D without any further act, approval or vote of any Member or any other Persons; provided that BrightSpire Capital shall have the discretion to not divide the Capital Shares, Preferred Shares, New Securities or other interests by the Adjustment Factor for purposes of determining the number of Membership Common Units or Company Equivalent Units to be issued to BrightSpire Capital if BrightSpire Capital determines that to do so would not be appropriate.
E.    Register. The Managing Member shall cause to be maintained in the principal business office of the Company, or such other place as may be determined by the Managing Member, the books and records of the Company, which shall include, among other things, a register containing the name, address and number of Membership Units of each Member, and such other information as the Managing Member may deem necessary or desirable (the “Register”). The Register shall not be deemed part of this Agreement. The Managing Member shall from time to time update the Register as necessary to accurately reflect the information therein, including as a result of any sales, exchanges or other Transfers, or any redemptions, issuances or similar events involving Membership Units. Any reference in this Agreement to the Register shall be deemed a reference to the Register as in effect from time to time. Subject to the terms of this Agreement, the Managing Member may take any action authorized hereunder in respect of the Register without any need to obtain the consent of any other Member. No action of any Non-Managing Member shall be required to amend or update the Register. Except as required by law, no Non-Managing Member shall be entitled to receive a copy of the information set forth in the Register relating to any Member other than itself. Schedule I hereto sets forth the respective Capital Accounts of the Members as of the date hereof.
Section 4.3    Loans to the Company.

A.    Loans by Third Parties. The Managing Member, on behalf of the Company, may obtain any Additional Funds, without the approval of any Member or any other Person, by causing the Company to incur Debt to any Person (other than, except as contemplated in Section 4.3.B, the Managing Member or BrightSpire Capital) upon such terms as the Managing Member determines appropriate, including making such Debt convertible, redeemable or exchangeable for Membership Units; provided, however, that the Company shall not incur any such Debt if any Member would be personally liable for the repayment of such Debt (unless such Member otherwise agrees).
B.    Loans by the Managing Member. The Managing Member, in its sole and absolute discretion on behalf of the Company, may obtain any Additional Funds by causing the Company to incur Debt to the Managing Member and/or BrightSpire Capital (each, a “BrightSpire Capital Member Loan”) if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the Managing Member or BrightSpire Capital, as applicable, the net proceeds of which are loaned to the Company to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Company than would be available to the Company from a third party; provided, however, that the Company shall not incur any such Debt if any Member would be personally liable for the repayment of such Debt (unless such Member otherwise agrees).
Section 4.4    Stock Incentive Plans.
A.    Options Granted to Persons other than Company Employees. If at any time or from time to time, in connection with any Stock Incentive Plan, an option to purchase REIT Shares granted to a Person other than a Company Employee is duly exercised:
(1)    BrightSpire Capital shall, as soon as practicable after such exercise, make a Capital Contribution to the Company in an amount equal to the exercise price paid to BrightSpire Capital by such exercising party in connection with the exercise of such stock option.
(2)    Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.4.A(1) hereof, BrightSpire Capital shall be deemed to have contributed to the Company as a Capital Contribution an amount equal to the Value of a REIT Share as of the date of exercise, multiplied by the number of REIT Shares then being issued in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Company shall issue a number of Membership Common Units to BrightSpire Capital equal to the quotient of (a) the number of REIT Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.

B.    Options Granted to Company Employees. If at any time or from time to time, in connection with any Stock Incentive Plan, an option to purchase REIT Shares granted to a Company Employee is duly exercised:
(1)    BrightSpire Capital shall sell to the Company, and the Company shall purchase from BrightSpire Capital, the number of REIT Shares as to which such stock option is being exercised. The purchase price per REIT Share for such sale of REIT Shares to the Company shall be the Value of a REIT Share as of the date of exercise of such stock option.
(2)    The Company shall sell to the Optionee (or if the Optionee is an employee of a Company Subsidiary, the Company shall sell to such Company Subsidiary, which in turn shall sell to the Optionee), for a cash price per share equal to the Value of a REIT Share at the time of the exercise, a number of REIT Shares equal to (a) the exercise price paid to BrightSpire Capital by the exercising party in connection with the exercise of such stock option, divided by (b) the Value of a REIT Share at the time of such exercise.
(3)    The Company shall transfer to the Optionee (or if the Optionee is an employee of a Company Subsidiary, the Company shall transfer to such Company Subsidiary, which in turn shall transfer to the Optionee) at no additional cost, as additional compensation, a number of REIT Shares equal to the number of REIT Shares described in Section 4.4.B(1) hereof, less the number of REIT Shares described in Section 4.4.B(2) hereof.
(4)    BrightSpire Capital shall, as soon as practicable after such exercise, make a Capital Contribution to the Company of an amount equal to the proceeds received (excluding any payment in respect of payroll taxes or other withholdings) by BrightSpire Capital pursuant to Section 4.4.B(1) in connection with the exercise of such stock option. In exchange for such Capital Contribution, the Company shall issue a number of Membership Common Units to BrightSpire Capital equal to the quotient of (a) the number of REIT Shares issued in connection with the exercise of such stock option, divided by (b) the Adjustment Factor then in effect.
C.    Restricted Stock Granted to Company Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Stock Incentive Plan), any REIT Shares are issued to a Company Employee (including any REIT Shares that are subject to forfeiture in the event such Company Employee terminates his employment by the Company or a Company Subsidiary) in consideration for services performed for the Company or a Company Subsidiary:

(1)    BrightSpire Capital shall issue such number of REIT Shares as are to be issued to the Company Employee in accordance with the Equity Plan;
(2)    the following events will be deemed to have occurred: (a) BrightSpire Capital shall be deemed to have sold such shares to the Company (or if the Company Employee is an employee or other service provider of a Company Subsidiary, to such Company Subsidiary) for a purchase price equal to the Value of such shares, (b) the Company (or such Company Subsidiary) shall be deemed to have delivered the shares to the Company Employee, (c) BrightSpire Capital shall be deemed to have contributed the purchase price to the Company as a Capital Contribution, and (d) if the Company Employee is an employee of a Company Subsidiary, the Company shall be deemed to have contributed such amount to the capital of the Company Subsidiary; and
(3)    the Company shall issue to BrightSpire Capital a number of Membership Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect, in consideration for the deemed Capital Contribution pursuant to Section 4.4.C.(2)(c).
D.    Restricted Stock Granted to Persons other than Company Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Stock Incentive Plan), any REIT Shares are issued to a Person other than a Company Employee in consideration for services performed for BrightSpire Capital, the Company or a Company Subsidiary:
(1)    BrightSpire Capital shall issue such number of REIT Shares as are to be issued to such Person in accordance with the Equity Plan; and
(2)    BrightSpire Capital shall be deemed to have contributed the Value of such REIT Shares to the Company as a Capital Contribution, and the Company shall issue to BrightSpire Capital a number of newly issued Membership Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect.
E.    Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the Managing Member or BrightSpire Capital from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the Managing Member, BrightSpire Capital, the Company or any of their Affiliates. The Members acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Managing Member or BrightSpire Capital, amendments to this Section 4.4 may become necessary or advisable and that any approval or Consent to any such amendments requested by the Managing Member or BrightSpire Capital shall be deemed granted.
F.    Issuance of Membership Common Units. The Company is expressly authorized to issue Membership Common Units in the circumstances specified in this Section 4.4 without any further act, approval or vote of any Member or any other Persons.
Section 4.5    LTIP Units.
A.    Issuance of LTIP Units. The Managing Member may from time to time issue LTIP Units, in one or more classes or series established in accordance with Section 4.2, to Persons who provide services to the Company, for such consideration as the Managing Member may determine to be appropriate, and admit such Persons as Members. Any provision herein relating to LTIP Units or LTIP Unitholders may be varied by the provisions applicable to an individual class or series of LTIP Units as set forth in the applicable Membership Unit Designation. Except to the extent a Capital Contribution is made with respect to an LTIP Unit, each LTIP Unit is intended to qualify as a “profits interest” in the Company within the meaning of the Code, the Regulations, and any published guidance by the IRS with respect thereto. Subject to the following provisions of this Section 4.5 and the special provisions of Sections 4.6, 5.7 and 6.3.E, LTIP Units shall be treated as Membership Common Units, with all of the rights, privileges and obligations attendant thereto. For purposes of computing the Members’ Percentage Interests, holders of LTIP Units shall be treated as holders of Membership Common Units and LTIP Units shall be treated as Membership Common Units. In particular, the Company shall maintain at all times a one-to-one correspondence between LTIP Units and Membership Common Units for conversion, distribution and other purposes, including complying with the following procedures:
(i)    If an Adjustment Event occurs, then except as set forth in the applicable Membership Unit Designation, the Managing Member shall make a corresponding adjustment to the LTIP Units to maintain the one-to-one correspondence between Membership Common Units and LTIP Units as existed prior to such Adjustment Event. “Adjustment Events” means any of the following events: (a) the Company makes a distribution on all outstanding Membership Common Units in Membership Units to the extent the LTIP Unitholder did not participate in the distribution; (b) the Company subdivides the outstanding Membership Common Units into a greater number of units or combines the outstanding Membership Common Units into a smaller number of units; or (c) the Company issues any Membership Units in exchange for its outstanding Membership Common Units by way of a reclassification or recapitalization of its Membership Common Units. If more than one Adjustment Event occurs, the adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Membership Units in a financing, reorganization, acquisition or other similar business transaction; (y) the issuance of Membership Units pursuant to any employee benefit or compensation plan or distribution reinvestment plan; or (z) the issuance of any Membership Units to the Managing Member in respect of a Capital Contribution to the Company of proceeds from the sale of securities by the Managing Member. If the Company takes an action affecting the Membership Common Units or LTIP Units other than actions specifically described above as Adjustment Events and in the opinion of the Managing Member such action would require an adjustment to the LTIP Units to maintain the one-to-one correspondence described above, the Managing Member shall have the right to make such adjustment to the LTIP Units, to the extent permitted by law and by any Equity Plan, in such manner and at such time as the Managing Member, in its sole and absolute discretion, may determine to be appropriate under the circumstances. If an adjustment is made to the LTIP Units as herein provided, the Company shall promptly file in the books and records of the Company an officer’s certificate setting forth such adjustment and a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error. Promptly after the filing of such certificate, the Company shall mail a notice to each LTIP Unitholder setting forth the adjustment to his or her LTIP Units and the effective date of such adjustment.
(ii)    Unless otherwise provided in an LTIP Award or Vesting Agreement or by the Managing Member with respect to any particular class or series of LTIP Units, the LTIP Unitholders shall, when, as and if authorized and declared by the Managing Member out of assets legally available for that purpose, be entitled to receive distributions in an amount per LTIP Unit equal to the distributions per Membership Common Unit (the “Membership Unit Distribution”), paid to holders of Membership Common Units on such Company Record Date established by the Managing Member with respect to such distribution; provided, however, that until the Economic Capital Account Balance of the LTIP Units is equal to the Target Balance, the LTIP Units shall be entitled to distributions attributable to the sale or other disposition of an asset of the Company only to the extent of any appreciation in value of such asset subsequent to the award date of such LTIP Unit, as determined by the Company. Subject to the terms of any LTIP Award or Vesting Agreement or as determined by the Managing Member with respect to any particular class or series of LTIP Units, so long as any LTIP Units are outstanding, no distributions (whether in cash or in kind) shall be authorized, declared or paid on Membership Common Units, unless equal distributions have been or contemporaneously are authorized, declared and paid on the LTIP Units in accordance with the preceding sentence. Subject to the terms of any LTIP Award or Vesting Agreement, or as determined by the Managing Member with respect to any particular class or series of LTIP

Units, an LTIP Unitholder shall be entitled to transfer his or her Vested LTIP Units to the same extent, and subject to the same restrictions as holders of Membership Common Units are entitled to transfer their Membership Common Units pursuant to Article 11 of this Agreement.
B.    Priority. Subject to the provisions of this Section 4.5 and the special provisions of Section 6.3.E, the LTIP Units shall rank pari passu with the Membership Common Units as to the payment of regular and special periodic or other distributions and, subject to Sections 13.2.A(2) and 13.2.C, distribution of assets upon liquidation, dissolution or winding up. As to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up, any class or series of Membership Units or Membership Interests which by its terms specifies that it shall rank junior to, on a parity with, or senior to the Membership Common Units shall also rank junior to, or pari passu with, or senior to, as the case may be, the LTIP Units.
C.    Special Provisions. LTIP Units shall be subject to the following special provisions:
(i)    Vesting Agreements. LTIP Units may, in the sole and absolute discretion of the Managing Member, be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of a Vesting Agreement. The terms of any Vesting Agreement may be modified by the Managing Member from time to time in its sole and absolute discretion, subject to any restrictions on amendment imposed by the relevant Vesting Agreement or by the Equity Plan, if applicable. LTIP Units that have vested under the terms of a Vesting Agreement are referred to as “Vested LTIP Units;” all other LTIP Units shall be treated as “Unvested LTIP Units.”
(ii)    Forfeiture. Unless otherwise specified in the Vesting Agreement, upon the occurrence of any event specified in a Vesting Agreement as resulting in either the right of the Company or the Managing Member to repurchase LTIP Units at a specified purchase price or some other forfeiture of any LTIP Units, then if the Company or the Managing Member exercises such right to repurchase or forfeiture in accordance with the applicable Vesting Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the Vesting Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Company Record Date prior to the effective date of the forfeiture. In connection with any repurchase or forfeiture of LTIP Units, the balance of the portion of the Capital Account of the LTIP Unitholder that is attributable to all of its LTIP Units shall be reduced by the amount, if any, by which such balance exceeds the Target Balance contemplated by Section 6.3.E, calculated with respect to the LTIP Unitholder’s remaining LTIP Units, if any.

(iii)    Allocations. LTIP Unitholders shall be entitled to certain special allocations of gain under Section 6.3.E.
(iv)    Redemption. The Redemption right provided to Members under Section 15.1 shall not apply with respect to LTIP Units unless and until they are converted to Membership Common Units as provided in clause (v) below and Section 4.6.
(v)    Conversion to Membership Common Units. Vested LTIP Units are eligible to be converted into Membership Common Units under Section 4.6.
D.    Voting. Unless otherwise provided in an LTIP Award or Vesting Agreement or by the Managing Member with respect to any particular class or series of LTIP Units, LTIP Unitholders shall (a) have those voting rights required from time to time by applicable law, if any, (b) have the same voting rights as a holder of Membership Common Units with respect to their LTIP Units, with the LTIP Units voting together as a single class with the Membership Common Units and having one vote per LTIP Unit and (c) have the additional voting rights that are expressly set forth below. Unless otherwise provided in an LTIP Award or Vesting Agreement or by the Managing Member with respect to any particular class or series of LTIP Units, so long as any LTIP Units remain outstanding, the Company shall not, without the affirmative vote of the holders of at least a majority of the LTIP Units outstanding at the time that would be adversely affected by the proposed action, given in person or by proxy, either in writing or at a meeting (voting separately as a class), amend, alter or repeal, whether by merger, consolidation or otherwise, the provisions of this Agreement applicable to LTIP Units as such so as to materially and adversely affect any right, privilege or voting power of the LTIP Units or the LTIP Unitholders as such, unless such amendment, alteration, or repeal affects equally, ratably and proportionately in all material respects the rights, privileges and voting powers of the holders of Membership Common Units; but subject, in any event, to the following provisions:
(i)    With respect to any Transaction, so long as the LTIP Units are treated in accordance with Section 4.6.F hereof, the consummation of such Transaction shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Unitholders as such; and
(ii)    Any creation or issuance of any Membership Units or of any class or series of Membership Interest, including additional Membership Common Units, LTIP Units or Company Preferred Units, whether ranking senior to, junior to, or on a parity with the LTIP Units with respect to distributions and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the LTIP Units or the LTIP Unitholders as such.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required will be effected, all outstanding LTIP Units shall have been converted into Membership Common Units.
Section 4.6    Conversion of LTIP Units.
A.    Unless otherwise provided in an LTIP Award or Vesting Agreement or by the Managing Member with respect to any particular class or series of LTIP Units, an LTIP Unitholder shall have the right (the “Conversion Right”), at its option, at any time to convert all or a portion of its Vested LTIP Units into Membership Common Units; provided, however, that a holder may not exercise the Conversion Right for less than one thousand (1,000) Vested LTIP Units or, if such holder holds less than one thousand (1,000) Vested LTIP Units, all of the Vested LTIP Units held by such holder. LTIP Unitholders shall not have the right to convert Unvested LTIP Units into Membership Common Units until they become Vested LTIP Units; provided, however, that when an LTIP Unitholder is notified of the expected occurrence of an event that will cause his or her Unvested LTIP Units to become Vested LTIP Units, such LTIP Unitholder may give the Company a Conversion Notice conditioned upon and effective as of the time of vesting and such Conversion Notice, unless subsequently revoked by the LTIP Unitholder, shall be accepted by the Company subject to such condition. In all cases, the conversion of any LTIP Units into Membership Common Units shall be subject to the conditions and procedures set forth in this Section 4.6.
B.    Notwithstanding the foregoing, in no event may a holder of Vested LTIP Units convert a number of Vested LTIP Units that exceeds (x) the Economic Capital Account Balance of such Member, to the extent attributable to its ownership of Vested LTIP Units, divided by (y) the Membership Common Unit Economic Balance, in each case as determined as of the effective date of conversion (the “Capital Account Limitation”). In order to exercise his or her Conversion Right, an LTIP Unitholder shall deliver a notice (a “Conversion Notice”) in the form attached as Exhibit C to the Company (with a copy to the Managing Member) not less than 10 nor more than 60 days prior to a date (the “Conversion Date”) specified in such Conversion Notice; provided, however, that if the Managing Member has not given to the LTIP Unitholders notice of a proposed or upcoming Transaction (as defined below in Section 4.6.F) at least 30 days prior to the effective date of such Transaction, then LTIP Unitholders shall have the right to deliver a Conversion Notice until the earlier of (x) the 10th day after such notice from the Managing Member of a Transaction or (y) the third business day immediately preceding the effective date of such Transaction. A Conversion Notice shall be provided in the manner provided in Section 15.2. Each LTIP Unitholder covenants and agrees with the Company that all Vested LTIP Units to be converted pursuant to this Section 4.6.B shall be free and clear of all liens. Notwithstanding anything herein to the contrary, a holder of LTIP Units may deliver a Notice of Redemption pursuant to Section 15.1.A relating to those Membership Common Units that will be issued to such holder upon conversion of such LTIP Units into Membership Common Units in advance of the Conversion Date; provided, however, that the redemption of such Membership Common Units by the Company shall in no event take place until after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an LTIP Unitholder in a position where, if he or she so wishes, the Membership Common Units into which his or her Vested LTIP Units will be converted can be redeemed by the Company simultaneously with such conversion, with the further consequence that, if the Managing Member elects to assume the Company’s redemption obligation with respect to such Membership Common Units under Section 15.1.B by delivering to such holder Class A REIT Shares rather than cash, then such holder can have such Class A REIT Shares issued to him or her simultaneously with the conversion of his or her Vested LTIP Units into Membership Common Units. The Managing Member shall reasonably cooperate with an LTIP Unitholder to coordinate the timing of the different events described in the foregoing sentence.
C.    The Company, at any time at the election of the Managing Member in its sole and absolute discretion, may cause any number of Vested LTIP Units held by an LTIP Unitholder to be converted (a “Forced Redemption”) into an equal number of Membership Common Units, giving effect to all adjustments (if any) made pursuant to Section 4.5; provided, however, that the Company may not cause a Forced Redemption of any LTIP Units that would not at the time be eligible for conversion at the option of such LTIP Unitholder pursuant to Section 4.6.B. In order to exercise its right of Forced Redemption, the Company shall deliver a notice (a “Forced Redemption Notice”) in the form attached as Exhibit D to the applicable LTIP Unitholder not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Redemption Notice. A Forced Redemption Notice shall be provided in the manner provided in Section 15.2.
D.    A conversion of Vested LTIP Units for which the holder thereof has given a Conversion Notice or the Company has given a Forced Redemption Notice shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such LTIP Unitholder, as of which time such LTIP Unitholder shall be credited on the books and records of the Company with the issuance as of the opening of business on the next day of the number of Membership Common Units issuable upon such conversion. After the conversion of LTIP Units as aforesaid, the Company shall deliver to such LTIP Unitholder, upon his or her written request, a certificate of the Managing Member certifying the number of Membership Common Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The Assignee of any Member pursuant to Article 11 hereof may exercise the rights of such Member pursuant to this Section 4.6 and such Member shall be bound by the exercise of such rights by the Assignee.
E.    For purposes of making future allocations under Section 6.3.E and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable LTIP Unitholder that is treated as attributable to his or her LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the Membership Common Unit Economic Balance.
F.    If the Company or the Managing Member shall be a party to any transaction (including a merger, consolidation, unit exchange, self-tender offer for all or substantially all Membership Common Units or other business combination or reorganization, or sale of all or substantially all of the Company’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which Membership Common Units shall be exchanged for or converted into the right, or the holders of such Membership Common Units shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (any of the foregoing being referred to herein as a “Transaction”), then the Managing Member shall, immediately prior to the consummation of the Transaction, exercise its right to cause a Forced Redemption with respect to the maximum number of LTIP Units then eligible for conversion, taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Company were sold at the Transaction price or, if applicable, at a value determined by the Managing Member in good faith using the value attributed to the Membership Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction). In anticipation of such Forced Redemption and the consummation of the Transaction, the Company shall use commercially reasonable efforts to cause each LTIP Unitholder to be afforded the right to receive in connection with such Transaction in consideration for the Membership Common Units into which his or her LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Membership Common Units, assuming such holder of Membership Common Units is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an Affiliate of a Constituent Person. In the event that holders of Membership Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the Managing Member shall give prompt written notice to each LTIP Unitholder of such election, and shall use commercially reasonable efforts to afford the LTIP Unitholders the right to elect, by written notice to the Managing Member, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Membership Common Units in connection with such Transaction. If an LTIP Unitholder fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of his or her transferees) the same kind and amount of consideration that a holder of a Membership Common Unit would receive if such Membership Common Unit holder failed to make such an election. Subject to the rights of the Company and the Managing Member under any Vesting Agreement and any Equity Plan, the Company shall use commercially reasonable efforts to cause the terms of any Transaction to be consistent with the provisions of this Section 4.6.F and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any LTIP Unitholders whose LTIP Units will not be converted into Membership Common Units in connection with the Transaction that will (i) contain provisions enabling the holders of LTIP Units that remain outstanding after such Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Membership Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in this Agreement for the benefit of the LTIP Unitholders.
Section 4.7    Dividend Reinvestment Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article 4, all amounts retained or deemed received by BrightSpire Capital in respect of any dividend reinvestment plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by BrightSpire Capital to effect open market purchases of REIT Shares, or (b) shall be contributed by BrightSpire Capital to the Company in exchange for additional Membership Common Units and, upon such contribution, the Company will issue to BrightSpire Capital a number of Membership Common Units equal to the number of newly issued REIT Shares, divided by the Adjustment Factor then in effect without any further act, approval or vote of any Member or any other Person.
Section 4.8    No Interest; No Return. No Member shall be entitled to interest on its Capital Contribution or on such Member’s Capital Account. Except as provided herein or by law, no Member shall have any right to demand or receive the return of its Capital Contribution from the Company.
Section 4.9    Conversion or Redemption of Preferred Shares; Redemption of REIT Shares.
A.    Conversion of Preferred Shares. If, at any time, any Preferred Shares are converted into REIT Shares, in whole or in part, then an equal number of Company Equivalent Units held by BrightSpire Capital that correspond to the class or series of Preferred Shares so converted shall automatically be converted into a number of Membership Common Units equal to the quotient of (i) the number of REIT Shares issued upon such conversion, divided by (ii) the Adjustment Factor then in effect.
B.    Redemption of Preferred Shares. If, at any time, any Preferred Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, automatically or by means of another arrangement) by BrightSpire Capital for cash, then, immediately prior to such redemption of Preferred Shares, the Company shall redeem an equal number of Company Equivalent Units held by BrightSpire Capital that correspond to the class or series of Preferred Shares so redeemed, repurchased or acquired upon the same terms and for the same price per Company Equivalent Unit, as such Preferred Shares are redeemed, repurchased or acquired.
C.    Redemption, Repurchase or Forfeiture of REIT Shares. If, at any time, any REIT Shares are redeemed, repurchased or otherwise acquired (whether by exercise of a put or call, upon forfeiture of any award granted under any Equity Plan, automatically or by means of another arrangement, including pursuant to any Non-Managing Member Ancillary Agreement) by BrightSpire Capital (other than repurchases contemplated by Section 4.7), then, immediately prior to such redemption, repurchase or acquisition of REIT Shares, the Company shall redeem a number of Membership Common Units held directly or indirectly by BrightSpire Capital equal to the quotient of (i) the number of REIT Shares so redeemed, repurchased or acquired, divided by (ii) the Adjustment Factor then in effect, such redemption, repurchase or acquisition to be upon the same terms and for the same price per Membership Common Unit (after giving effect to application of the Adjustment Factor) as such REIT Shares are redeemed, repurchased or acquired.
Section 4.10    Other Contribution Provisions. In the event that any Member is admitted to the Company and is given a Capital Account in exchange for services rendered to the Company, such transaction shall be treated by the Company and the affected Member as if the Company had compensated such Member in cash and such Member had contributed the cash to the capital of the Company. In addition, with the consent of the Managing Member, one or more Members (including BrightSpire Capital) may enter into contribution agreements with the Company which have the effect of providing a guarantee of certain obligations of the Company.

Section 4.11    Excluded Properties. BrightSpire Capital shall contribute each Excluded Property (or, if applicable, the net proceeds (after payment of all transfer taxes and other transaction costs) received by BrightSpire Capital from the sale, transfer or other disposition of an Excluded Property to a Person who is not a direct or indirect wholly owned Subsidiary of BrightSpire Capital) to the Company upon the earlier of (i) such time as it is commercially practicable to contribute such property to the Company without adverse tax or other economic consequence to BrightSpire Capital, and (ii) any sale, transfer or other disposition of an Excluded Property to a Person who is not a direct or indirect wholly owned Subsidiary of BrightSpire Capital. Upon any such contribution of an Excluded Property or the proceeds therefrom, BrightSpire Capital shall receive in exchange for such contribution, notwithstanding the actual value of such Excluded Property or the amount of such proceeds (as the case may be), the Specified Membership Units applicable to such Excluded Property. The Company is expressly authorized to issue the Specified Membership Units in the numbers specified in this Section 4.11 without any further act, approval or vote of any Member or any other Persons.
ARTICLE 5
DISTRIBUTIONS
Section 5.1    Requirement and Characterization of Distributions. Subject to the terms of any Membership Unit Designation that provides for a class or series of Company Preferred Units with a preference with respect to the payment of distributions, the Managing Member shall cause the Company to distribute quarterly all, or such portion as the Managing Member may determine, of the Available Cash generated by the Company during such quarter to the Holders of Membership Common Units in accordance with their respective Percentage Interests of Membership Common Units on such Company Record Date. Except as otherwise agreed by the Managing Member, distributions payable with respect to any Membership Units that were not outstanding during the entire quarterly period in respect of which any distribution is made (other than any Membership Units issued to BrightSpire Capital in connection with the issuance of REIT Shares) shall be prorated based on the portion of the period that such Membership Units were outstanding. Notwithstanding the foregoing, the Managing Member, in its sole and absolute discretion, may cause the Company to distribute Available Cash to the Holders on a more or less frequent basis than quarterly. The Managing Member shall make reasonable efforts to cause the Company to distribute sufficient amounts to enable BrightSpire Capital, for so long as BrightSpire Capital has determined to qualify as a REIT, to pay stockholder dividends that will (a) satisfy the REIT Requirements, and (b) eliminate any U.S. federal income or excise tax liability of BrightSpire Capital.
Notwithstanding the foregoing, if any Excluded Property (or the proceeds therefrom) has not been contributed to the Company pursuant to Section 4.11, the distributions provided for above shall be calculated, to the extent possible, based on Adjusted Available Cash as if each Excluded Property had been contributed to the Company in exchange for the applicable Specified Membership Units pursuant to Section 4.11, and any distributions to be made with respect to BrightSpire Capital’s Membership Units shall in the aggregate be reduced to the extent of any REIT Available Cash derived from such Excluded Property.

Section 5.2    Distributions in Kind. No Holder may demand to receive property other than cash as provided in this Agreement. The Managing Member may cause the Company to make a distribution in kind of Company assets or Membership Interests to the Holders, and such assets or Membership Interests shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10 hereof.
Section 5.3    Amounts Withheld. All amounts withheld pursuant to the Code or any provisions of any state or local tax law or Section 10.3.C or Section 10.4 hereof with respect to any allocation, payment or distribution to any Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 5.1 hereof for all purposes under this Agreement.
Section 5.4    Distributions upon Liquidation. Notwithstanding the other provisions of this Article 5, upon the occurrence of a Liquidating Event, the assets of the Company shall be distributed to the Holders in accordance with Section 13.2 hereof.
Section 5.5    Distributions to Reflect Additional Membership Units. In the event that the Company issues additional Membership Units pursuant to the provisions of Article 4 hereof, subject to the rights of any Holder of any Membership Interest set forth in a Membership Unit Designation, the Managing Member is hereby authorized to make such revisions to this Article 5 and to Article 6 as it determines are necessary or desirable to reflect the issuance of such additional Membership Units, including making preferential distributions to certain classes of Membership Units.
Section 5.6    Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, neither the Company nor the Managing Member, on behalf of the Company, shall make a distribution to any Holder if such distribution would violate the Act or other applicable law.
Section 5.7    Restriction on Distributions with Respect to LTIP Units. It is the intention of the Members that distributions in respect of LTIP Units be limited to the extent necessary so that each of the LTIP Units constitutes a “profits interest” for U.S. federal income tax purposes. In furtherance of the foregoing, and notwithstanding anything to the contrary in this Agreement, the Managing Member shall, if necessary, limit distributions to the holders of LTIP Units so that such distributions do not exceed the available profits in respect of such LTIP Units (taking into account the special allocations to LTIP Units provided in Section 6.3.E). In the event that distributions in respect of LTIP Units are reduced pursuant to the preceding sentence, an amount equal to such excess distributions shall be treated as instead apportioned to the remaining Members pro rata in accordance with their Membership Common Units for the related Fiscal Year in accordance with the other provisions of this Agreement, and the Managing Member shall make adjustments to future distributions to the holders of LTIP Units as promptly as practicable so that the holders of LTIP Units receive a distribution equal to the amount they would have received, in each case as if this Section 5.7 had not been in effect; provided, however, that any distributions pursuant to this sentence shall be further subject to the provisions of this Section 5.7. For purposes of this Agreement, “profits interest” means a right to receive distributions funded solely by profits of the Company generated after the grant in connection with the performance of services, satisfying the requirements as set forth in IRS Revenue Procedures

93-27 and 2001-43, or any future IRS guidance or other authority that supplements or supersedes the foregoing IRS Revenue Procedures.
ARTICLE 6
ALLOCATIONS
Section 6.1    Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Company shall be determined and allocated with respect to each Fiscal Year as of the end of each such year. Except as otherwise provided in this Article 6, and subject to Section 11.6.C hereof, an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.
Section 6.2    General Allocations.
A.    In General. Subject to Section 11.6.C hereof, Net Income and Net Loss shall be allocated to each of the Holders as follows:
(i)    Net Income will be allocated to Holders of Company Preferred Units and Company Equivalent Units in accordance with and subject to the terms of the Membership Unit Designation applicable to such Company Preferred Units and Company Equivalent Units;
(ii)    remaining Net Income will be allocated to the Holders of Membership Common Units (including, for the avoidance of doubt, the LTIP Units) in accordance with their respective Percentage Interests at the end of each Fiscal Year;
(iii)    subject to the terms of any Membership Unit Designation, Net Loss will be allocated to the Holders of Membership Common Units (including, for the avoidance of doubt, the LTIP Units) in accordance with their respective Percentage Interests and to the holders of Company Preferred Units and Company Equivalent Units in accordance with and subject to the terms of the Membership Unit Designation applicable to such Company Equivalent Units at the end of each Fiscal Year; and
(iv)    for purposes of this Section 6.2.A, the Percentage Interests of the Holders of Membership Common Units shall be calculated based on a denominator equal to the aggregate Membership Common Units (including, for the avoidance of doubt, LTIP Units) outstanding as of the date of determination.
Section 6.3    Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article 6:
A.    Special Allocations Regarding Company Preferred Units. If any Company Preferred Units are redeemed pursuant to Section 4.9.B hereof (treating a full liquidation of the

Managing Member’s Membership Interest or of BrightSpire Capital’s Membership Interest for purposes of this Section 6.3.A as including a redemption of any then outstanding Company Preferred Units pursuant to Section 4.9.B hereof), for the Fiscal Year that includes such redemption (and, if necessary, for subsequent Fiscal Years) (a) gross income and gain (in such relative proportions as the Managing Member shall determine) shall be allocated to the holder(s) of such Company Preferred Units to the extent that the Redemption amounts paid or payable with respect to the Company Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account balances (net of liabilities assumed or taken subject to by the Company) per Company Preferred Unit allocable to the Company Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Managing Member shall determine) shall be allocated to the holder(s) of such Company Preferred Units to the extent that the aggregate Capital Account balances (net of liabilities assumed or taken subject to by the Company) per Company Preferred Unit allocable to the Company Preferred Units so redeemed (or treated as redeemed) exceeds the Redemption amount paid or payable with respect to the Company Preferred Units so redeemed (or treated as redeemed).
B.    Regulatory Allocations.
(i)    Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section 6.2 hereof, or any other provision of this Article 6, if there is a net decrease in Member Minimum Gain during any Fiscal Year, each Holder shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Member Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.B(i) is intended to qualify as a “minimum gain chargeback” within the meaning of Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.
(ii)    Member Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.3.B(i) hereof, if there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year, each Holder who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s respective share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.B(ii) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain,” within the meaning of Regulations Section 1.704-2(i), and shall be interpreted consistently therewith.
(iii)    Nonrecourse Deductions and Member Nonrecourse Deductions. Any Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holders in accordance with their respective Percentage Interests. Any Member Nonrecourse Deductions for any Fiscal Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).
(iv)    Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible; provided that an allocation pursuant to this Section 6.3.B(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.B(iv) were not in the Agreement. It is intended that this Section 6.3.B(iv) qualify and be construed as a “qualified income offset,” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d), and shall be interpreted consistently therewith.
(v)    Gross Income Allocation. If any Holder has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (1) the amount (if any) that such Holder is obligated to restore to the Company upon complete liquidation of such Holder’s Membership Interest (including the Holder’s interest in outstanding Company Preferred Units and other Membership Units), and (2) the amount that such Holder is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Company income and gain in the amount of such excess to eliminate such deficit as quickly as possible; provided that an allocation pursuant to this Section 6.3.B(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.B(v) and Section 6.3.B(iv) hereof were not in the Agreement.
(vi)    Limitation on Allocation of Net Loss. To the extent that any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss shall be reallocated (x) first, among the other Holders of Membership Common Units in accordance with their respective Percentage Interests, and (y) thereafter, among the Holders of other Membership Units, as determined by the Managing Member, subject to the limitations of this Section 6.3.B(vi).
(vii)    Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders of Membership Common Units in accordance with their respective Percentage Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holder(s) to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies (or otherwise as described in Regulations Section 1.704-1(b)(2)(iv)(m)(4)).
(viii)    Curative Allocations. The allocations set forth in Sections 6.3.B(i), (ii), (iii), (iv), (v), (vi) and (vii) hereof (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 6.1 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Membership Common Units so that, to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Membership Common Unit shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.
C.    Special Allocations Upon Liquidation. Notwithstanding any provision in this Article 6 to the contrary, if the Company disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Company pursuant to Article 13 hereof, then any Net Income or Net Loss realized in connection with such transaction and thereafter (and, if necessary, constituent items of income, gain, loss and deduction) shall be specially allocated for such Fiscal Year (and to the extent permitted by Code Section 761(c), for the immediately preceding Fiscal Year) among the Holders as required so as to cause liquidating distributions pursuant to Section 13.2.A(2) hereof to be made in the same amounts and proportions as would have resulted had such distributions instead been made pursuant to Article 5 hereof.
D.    Allocation of Nonrecourse Liabilities. For purposes of determining a Holder’s proportional share of the “excess nonrecourse liabilities” of the Company within the meaning of Regulations Section 1.752-3(a)(3), each Holder’s respective interest in Company profits shall be equal to such Holder’s Percentage Interest with respect to Membership Common Units.
E.    Special Allocations Regarding LTIP Units. Notwithstanding the provisions of Section 6.2 above, any Liquidating Gains remaining after the allocation of any such Liquidating Gains to Holders of Company Preferred Units and Company Equivalent Units pursuant to Section 6.2.A(i) shall first be allocated to the LTIP Unitholders until the Economic Capital Account Balances of such Holders, to the extent attributable to their ownership of LTIP Units, are equal to (i) the Membership Common Unit Economic Balance, multiplied by (ii) the number of their LTIP Units (the “Target Balance”) and thereafter shall be allocated in accordance with Section 6.2.A(ii); provided, however, that, unless otherwise specified by the Managing Member in the grant of specific LTIP Units, no such Liquidating Gains will be allocated with respect to any particular LTIP Unit unless and to the extent that such Liquidating Gains, when aggregated with other Liquidating Gains realized since the issuance of such LTIP Unit, exceed Liquidating Losses realized since the issuance of such LTIP Unit. Liquidating Gains that cannot be allocated to LTIP Unitholders by reason of the proviso in the immediately preceding sentence shall be allocated to the holders of Membership Common Units. Liquidating Gains otherwise allocable to the LTIP Unitholders pursuant to the second preceding sentence shall be allocated (i) on a “first-in, first-out” basis with respect to LTIP Units issued on different dates and (ii) on an equal basis with respect to LTIP Units issued on the same date (i.e., Liquidating Gains shall be allocated first to the LTIP Units that were issued on the earliest date, and then with respect to such LTIP Units, equally among such LTIP Units). For this purpose, “Liquidating Gains” means net capital gains realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Company, including net capital gain realized in connection with an adjustment to the Gross Asset Value of Company assets under Code Section 704(b). “Liquidating Losses” means any net capital loss realized in connection with any such event. The “Economic Capital Account Balances” of the LTIP Unitholders will be equal to their Capital Account balances to the extent attributable to their ownership of LTIP Units, plus the amount of their allocable share of any Member Minimum Gain or Company Minimum Gain attributable to such LTIP Units. Similarly, the “Membership Common Unit Economic Balance” shall mean (i) the Capital Account balance of the Managing Member, plus the amount of the Managing Member’s share of any Member Minimum Gain or Company Minimum Gain, in either case to the extent attributable to the Managing Member’s ownership of Membership Common Units and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is made under this Section 6.3.E (including any expenses of the Company reimbursed to the Managing Member pursuant to Section 7.4.B), divided by (ii) the number of the Managing Member’s Membership Common Units. The parties agree that the intent of this Section 6.3.E is to make the Capital Account balance associated with each LTIP Unit to be economically equivalent to the Capital Account balance associated with the Managing Member’s Membership Common Units (on a per-Membership Common Unit/LTIP Unit basis). The Managing Member shall be permitted to interpret this Section 6.3.E or to amend this Agreement to the extent necessary and consistent with this intention.
Section 6.4    Tax Allocations.
A.    In General. Except as otherwise provided in this Section 6.4, for income tax purposes under the Code and the Regulations, each Company item of income, gain, loss and deduction (collectively, “Tax Items”) shall be allocated among the Holders in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3 hereof.
B.    Section 704(c) Allocations. Notwithstanding Section 6.4.A hereof, Tax Items with respect to Property that is contributed to the Company with a Gross Asset Value that varies from its basis in the hands of the contributing Member immediately preceding the date of contribution shall be allocated among the Holders for income tax purposes pursuant to Regulations promulgated under Code Section 704(c) so as to take into account such variation. The Company shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the Managing Member; provided, however, that with respect to the assets contributed to the Company by RED REIT in connection with the RED REIT Contribution pursuant to the Combination Agreement, the Company shall use the "traditional method" (without any curative allocations) provided for in the applicable Regulations under Code Section 704(c). If the Gross Asset Value of any Company asset is adjusted pursuant to subsection (b) of the definition of “Gross Asset Value,” subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations and using the method chosen by the Managing Member.
ARTICLE 7
MANAGEMENT AND OPERATIONS OF BUSINESS
Section 7.1    Management.
A.    Except as otherwise expressly provided in this Agreement, including any Membership Unit Designation, all management powers over the business and affairs of the Company are and shall be exclusively vested in the Managing Member, and no Member shall have any right to participate in or exercise control or management power over the business and affairs of the Company. The Managing Member may not be removed by the Members, with or without cause, except with the consent of the Managing Member. In addition to the powers now or hereafter granted a managing member of a limited liability company under applicable law or that are granted to the Managing Member under any other provision of this Agreement, the Managing Member, subject to the other provisions hereof, including Section 7.3 and the terms of any Membership Unit Designation, shall have full and exclusive power and authority, without the consent of any Member, to conduct or authorize the conduct of the business of the Company, to exercise or direct the exercise of all powers of the Company and the Managing Member under the Act and this Agreement and to effectuate the purposes of the Company, including to cause the Company to enter into agreements or engage in transactions with Affiliates of the Company, the Managing Member or the Manager, issue additional Membership Interests, make distributions, sell, pledge, lease, mortgage or otherwise dispose of its assets, form and conduct all or any portion of its business and affairs through subsidiaries or joint ventures of any form, incur or guarantee debt for any purpose and obtain and maintain casualty, liability and other insurance on the Properties and liability insurance for the Indemnitees hereunder.
B.    Except as provided in Section 7.3 hereof and subject to the rights of any Holder of any Membership Interest set forth in a Membership Unit Designation, the Managing Member is authorized to execute and deliver any affidavit, agreement, certificate, consent, instrument, notice, power of attorney, waiver or other writing or document in the name and on behalf of the Company and to otherwise exercise any power of the Managing Member under this Agreement and the Act without any further act, approval or vote of the Members or any other Persons and, in the absence of any specific action on the part of the Managing Member to the contrary, the taking of any action or the execution of any such document or writing by a manager, member, director or officer of the Managing Member, in the name and on behalf of the Managing Member, in its capacity as the managing member of the Company, shall conclusively evidence (1) the approval thereof by the Managing Member, in its capacity as the managing member of the Company, (2) the Managing Member’s determination that such action, document or writing is necessary or desirable to conduct the business and affairs of the Company, exercise the powers of the Company under the Act and this Agreement or effectuate the purposes of the Company, or any other determination by the Managing Member required by this Agreement in connection with the taking of such action or execution of such document or writing, and (3) the authority of such manager, member, director or officer with respect thereto.
C.    The determination as to any of the following matters, made by or at the direction of the Managing Member consistent with the Act and this Agreement, shall be final and conclusive and shall be binding upon the Company and every Member: the amount of assets at any time available for distribution or the redemption of Membership Common Units or Company Preferred Units; the amount and timing of any distribution; any determination to redeem Tendered Units; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, this Agreement or otherwise to be determined by the Managing Member.
D.    At all times from and after the date hereof, the Managing Member may cause the Company to establish and maintain working capital and other reserves in such amounts as the Managing Member, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

E.    Notwithstanding any other provision of this Agreement or the Act, any action of the Managing Member on behalf of the Company or any decision of the Managing Member to refrain from acting on behalf of the Company, undertaken in the belief that such action or omission is necessary or advisable in order (i) to protect the ability of BrightSpire Capital to continue to qualify as a REIT, (ii) for BrightSpire Capital otherwise to satisfy the REIT Requirements, (iii) for BrightSpire Capital to avoid incurring any taxes under Code Section 857 or Code Section 4981, (iv) to protect the ability of the Company to be treated as a partnership or disregarded entity for federal income tax purposes, or (v) for any wholly owned Subsidiary of BrightSpire Capital to continue to qualify as a “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)) or disregarded entity (determined for federal income tax purposes) thereof, is expressly authorized under this Agreement and is deemed approved by all of the Members.
F.    The Managing Member may, pursuant the Management Agreement or otherwise, delegate any or all of its powers, rights and obligations hereunder, and may appoint, employ, contract or otherwise deal with any Person, including Affiliates of the Managing Member, for the transaction of the business of the Company, which Person may, under supervision of the Managing Member, perform any acts or services for the Company as the Managing Member may approve.
Section 7.2    Certificate of Formation. To the extent that such action is determined by the Managing Member to be reasonable and necessary or appropriate, the Managing Member shall file amendments to and restatements of the Certificate and do all the things to maintain the Company as a limited liability company (or a company in which the members have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction, in which the Company may elect to do business or own property. Subject to the terms of Section 8.5.A hereof, the Managing Member shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Member. The Managing Member shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited liability company (or a company in which the members have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Company may elect to do business or own property.
Section 7.3    Restrictions on the Managing Member’s Authority.
A.    The Managing Member may not take any action in contravention of this Agreement, including, without limitation:
(1)    any action that would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;
(2)    admitting a Person as a Member, except as otherwise provided in this Agreement;

(3)    performing any act that would subject a Member to liability, except as provided herein or under the Act;
(4)    entering into any contract, mortgage, loan or other agreement that expressly prohibits or restricts (a) the Managing Member or the Company from performing its specific obligations under Section 15.1 hereof, or (b) a Member from exercising its rights under Section 15.1 hereof to effect a Redemption, except, in either case, with the written consent of such Member affected by the prohibition or restriction.
B.    The Managing Member shall not, without the Consent of the Members and the approval of the Board of Directors, undertake on behalf of the Company, or enter into any transaction that would have the effect of, any of the following actions:
(1)    except as provided in Section 7.3.C hereof, terminate this Agreement;
(2)    except as otherwise permitted by this Agreement, or in connection with a Termination Transaction effected in accordance with Section 11.7, Transfer any portion of the Membership Interest of the Managing Member or admit into the Company any additional or successor Managing Member;
(3)    except as otherwise permitted by this Agreement, or in connection with a Termination Transaction effected in accordance with Section 11.7, voluntarily withdraw as a managing member of the Company;
(4)    make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Company;
(5)    institute any proceeding for bankruptcy on behalf of the Company;
(6)    a merger or consolidation of the Company with or into any other Person, or a conversion of the Company into any other entity, other than in connection with a Termination Transaction effected in accordance with Section 11.7; or
(7)    a sale, lease, exchange or other transfer of all or substantially all of the assets of the Company not in the ordinary course of business, whether in a single transaction or a series of related transactions, other than in connection with a Termination Transaction effected in accordance with Section 11.7.

C.    Notwithstanding Section 7.3.B hereof but subject to the rights of any Holder of any Membership Interest set forth in a Membership Unit Designation and Section 7.3.D, the Managing Member shall have the exclusive power, without the Consent of the Members or the consent or approval of any Non-Managing Member, to amend this Agreement as may be required to facilitate or implement any of the following purposes:
(1)    to add to the obligations of the Managing Member or surrender any right or power granted to the Managing Member or any Affiliate of the Managing Member for the benefit of the Members;
(2)    to reflect the admission, substitution or withdrawal of Members, the Transfer of any Membership Interest or the termination of the Company in accordance with this Agreement, and to amend the Register in connection with such admission, substitution, withdrawal or Transfer;
(3)    to reflect a change that is of an inconsequential nature or does not adversely affect the Non-Managing Members in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;
(4)    to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;
(5)    to reflect such changes as are reasonably necessary for BrightSpire Capital to maintain its status as a REIT or to satisfy the REIT Requirements;
(6)    to modify either or both of the manner in which items of Net Income or Net Loss are allocated pursuant to Article 6 or the manner in which Capital Accounts are adjusted, computed or maintained (but in each case only to the extent set forth in the definition of “Capital Account” or Section 5.5 or as contemplated by the Code or the Regulations);
(7)    to reflect the issuance of additional Membership Interests in accordance with Article 4;
(8)    to set forth or amend the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of any additional Membership Units issued pursuant to Article 4;

(9)    if the Company is the Surviving Company in any Termination Transaction, to modify Section 15.1 or any related definitions to provide the holders of interests in such Surviving Company rights that are consistent with Section 11.7C(v);
(10)    to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; and
(11)    to reflect any other modification to this Agreement that is reasonably necessary for the business or operations of the Company or BrightSpire Capital and that does not violate Section 7.3.D.
The Company will provide notice to the Members when any action taken under this Section 7.3.C is taken.
D.    Notwithstanding Sections 7.3.B, 7.3.C and Article 14 hereof, this Agreement shall not be amended, and no action may be taken by the Managing Member (including by way of merger, consolidation or any similar transaction), without the consent of each Member, if any, adversely affected thereby, if such amendment or action would (i) convert a Non-Managing Member into a managing member of the Company (except as a result of the Non-Managing Member becoming a Managing Member pursuant to Section 12.1 or 13.1.A of this Agreement), (ii) modify the limited liability of a Member, (iii) adversely alter the rights of any Member to receive the distributions to which such Member is entitled pursuant to Article 5 or Section 13.2.A(4) hereof, or alter the allocations specified in Article 6 hereof (except, in any case, as permitted pursuant to Sections 4.2, 5.5 and 7.3.C hereof), (iv) alter or modify in a manner that adversely affects any Member the Redemption rights, Cash Amount or REIT Shares Amount as set forth in Section 15.1 hereof, or amend or modify any related definitions (except for amendments to this Agreement or other actions that provide rights consistent with Section 11.7.C), or (v) amend this Section 7.3.D; provided, however, that the consent of any individual Member adversely affected shall not be required for any amendment or action described in this Section 7.3.D(iii) or (iv) that affects all Members holding the same class or series of Membership Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Members of such class or series. Further, no amendment may alter the restrictions on the Managing Member’s authority set forth elsewhere in this Section 7.3 without the consent specified therein. Any such amendment or action consented to by any Member shall be effective as to that Member, notwithstanding the absence of such consent by any other Member.
Section 7.4    Reimbursement of the Managing Member and BrightSpire Capital.
A.    The Managing Member shall not be compensated for its services as managing member of the Company except as provided in this Agreement (including the provisions of Articles 5 and 6 hereof regarding distributions, payments and allocations to which it may be entitled in its capacity as Managing Member).

B.    Subject to Section 7.4.C and Section 15.11, the Company shall be liable for, and shall advance to or reimburse the Managing Member and BrightSpire Capital, as applicable, on a monthly basis, or such other basis as the Managing Member may determine, for all sums required or expended in connection with the Company’s business, including (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the Company, (ii) compensation of directors, officers, employees and agents, including payments under future compensation plans of BrightSpire Capital, the Managing Member, the Company, the Manager or a Subsidiary of BrightSpire Capital, the Managing Member, or the Company that may provide for stock units, or phantom stock, pursuant to which directors, officers, employees and agents of BrightSpire Capital, the Managing Member, the Company, or any such Subsidiary will receive payments based upon dividends on or the value of REIT Shares, (iii) director fees and expenses, (iv) all costs and expenses of BrightSpire Capital being a public company, including costs of filings with the SEC, reports and other distributions to its stockholders, and (v) all amounts necessary for the timely payment of all interest, principal and other payment obligations pursuant to any notes and long-term debt payable or owed by BrightSpire Capital; provided, however, that the amount of any reimbursement shall be reduced by any interest earned by the Managing Member or BrightSpire Capital with respect to bank accounts or other instruments or accounts held by it on behalf of the Company as permitted pursuant to Section 7.5. Such reimbursements shall be in addition to any reimbursement of the Managing Member and BrightSpire Capital pursuant to Section 7.7 hereof.
C.    To the extent practicable, Company expenses shall be billed directly to and paid by the Company. If and to the extent any reimbursements to the Managing Member pursuant to this Section 7.4 constitute gross income to the Managing Member (as opposed to the repayment of advances made on behalf of the Company), such amounts shall (unless otherwise required by the Code and the Regulations) constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Company and all Members, and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts.
Section 7.5    Outside Activities of the Managing Member. The Managing Member, for so long as it is the Managing Member of the Company, shall not directly or indirectly enter into or conduct any business, other than in connection with, (a) the ownership, acquisition and disposition of Membership Interests, (b) the management of the business of the Company, (c) its operation as a reporting company with a class (or classes) of securities registered under the Exchange Act, (d) its operations as a REIT, (e) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (f) financing or refinancing of any type related to the Company or its assets or activities, (g) the holding, operation, acquisition or disposition of Excluded Properties in accordance with the terms of this Agreement with respect thereto and (h) such activities as are incidental thereto; provided, however, that the Managing Member may from time to time hold or acquire assets in its own name or otherwise other than through the Company so long as the Managing Member takes commercially reasonable measures to insure that the economic benefits and burdens of such Property are otherwise vested in the Company, through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Company, the Members shall negotiate in good faith to amend this Agreement, including the definition of “Adjustment Factor,” to reflect such activities and the direct ownership of assets by the Managing Member, as applicable. The Managing Member and all “qualified REIT subsidiaries” (within the meaning of Code Section 856(i)(2)) and disregarded entities (determined for federal income tax purposes) thereof, taken as a group, shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Company) other than (i) Excluded Properties, (ii) interests in “qualified REIT subsidiaries” (within the meaning of Code Section 856(i)(2)) or disregarded entities (determined for federal income tax purposes), (iii) Membership Interests as the Managing Member or BrightSpire Capital and (iv) such cash and cash equivalents, bank accounts or similar instruments or accounts as such group deems reasonably necessary, taking into account Section 7.1.D hereof and the requirements necessary for BrightSpire Capital to qualify as a REIT and for the Managing Member and BrightSpire Capital to carry out their respective responsibilities contemplated under this Agreement and the Charter. The Managing Member and any Affiliates of the Managing Member may acquire Membership Interests and shall be entitled to exercise all rights of a Member relating to such Membership Interests.
Section 7.6    Transactions with Affiliates.
A.    The Company may lend or contribute funds or other assets to BrightSpire Capital and its Subsidiaries or other Persons in which BrightSpire Capital has an equity investment, and such Persons may borrow funds from the Company, on terms and conditions no less favorable to the Company in the aggregate than would be available from unaffiliated third parties, as determined by the Managing Member. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person. It is expressly acknowledged and agreed by each Member that BrightSpire Capital may (i) borrow funds from the Company in order to redeem, at any time or from time to time, options or warrants previously or hereafter issued by BrightSpire Capital, (ii) put to the Company, for cash, any rights, options, warrants or convertible or exchangeable securities that BrightSpire Capital may desire or be required to purchase or redeem, or (iii) borrow funds from the Company to acquire assets that become Excluded Properties or will be contributed to the Company for Membership Units.
B.    Except as provided in Section 7.5 hereof and subject to Section 3.1 hereof, the Company may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law.
C.    The Managing Member, BrightSpire Capital, CLNS and their respective Affiliates may sell, transfer or convey any property to the Company, directly or indirectly, on terms and conditions no less favorable to the Company, in the aggregate, than would be available from unaffiliated third parties, as determined by the Managing Member.
D.    The Managing Member or BrightSpire Capital, without the approval of the other Members or any of them or any other Persons, may propose and adopt, on behalf of the Company, employee benefit plans funded by the Company for the benefit of employees of the Managing Member, the Company, the Manager, BrightSpire Capital, Subsidiaries of the

Company or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Managing Member, BrightSpire Capital, the Company or any of the Company’s Subsidiaries. As used in this section 7.7.D, references to a “third party” shall not include any Person entitled to be indemnified by the Company with respect to the applicable losses or other amounts.
E.    Any Affiliate of the Managing Member may be employed or retained by the Company and may otherwise deal with the Company (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Company any compensation, price, or other payment therefor which the Managing Member determines to be fair and reasonable, in its sole discretion.
Section 7.7    Indemnification.
A.    To the fullest extent permitted by applicable law, the Company shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including attorney’s fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Company (“Actions”), as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided, however, that the Company shall not indemnify an Indemnitee (i) for any Action if it is established by a final judgment of a court of competent jurisdiction that the actions or omissions of the Indemnitee were material to the matter giving rise to the Action and were committed in bad faith, constituted fraud or were the result of active and deliberate dishonesty on the part of the Indemnitee, (ii) for an Action initiated by the Indemnitee (other than an Action to enforce such Indemnitee’s rights to indemnification or advance of expenses under this Section 7.7), (iii) if the Indemnitee actually received an improper personal benefit in money, property or services, or (iv) for a criminal proceeding if the Indemnitee had reasonable cause to believe that the Indemnitee’s act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Company or any Subsidiary of the Company (including any indebtedness which the Company or any Subsidiary of the Company has assumed or taken subject to), and the Managing Member is hereby authorized and empowered, on behalf of the Company, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.7.A that the Company indemnify each Indemnitee to the fullest extent permitted by law. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A with respect to the subject matter of such proceeding. Any indemnity provided pursuant to this Section 7.7 shall be made only out of the assets of the Company, and neither the Managing Member nor any other Holder shall have any obligation to contribute to the capital of the Company or otherwise provide funds to enable the Company to fund its obligations under this Section 7.7.
B.    To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Company as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Company of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Company, as authorized in Section 7.7.A, has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met; provided that such undertaking need not be secured and shall be without reference to the financial ability for repayment.
C.    The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Members, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.
D.    Notwithstanding any provision of this Section 7.7 to the contrary, to the fullest extent permitted by law, (i) each Indemnitee must use commercially reasonable efforts to pursue all other sources of indemnification, advancement, insurance, and contribution it has against third parties, with respect to the amounts to which it is entitled under this Section 7.7, (ii) any such third party shall be the indemnitor of first resort and any obligation of the Company to provide payments under this Section 7.7 for amounts to which an Indemnitee is entitled are secondary, (iii) if the Company pays or causes to be paid any amounts under this Section 7.7 that should have been paid by a third party, then (x) the Company shall be fully subrogated to the rights of such Indemnitee with respect to such payment, (y) such Indemnitee shall assign to the Company all of such Indemnitee’s rights to advancement, indemnification and contribution from or with respect to such third party, and (z) such Indemnitee shall cooperate with the Company (at the expense of the Company) in its efforts to recover such payments through indemnification or otherwise, including filing a claim against such third party in the name of the Indemnitee, (iv) the Indemnitee will not agree to subordinate or otherwise compromise or release indemnity from a third party, without the consent of the Managing Member (not to be unreasonably withheld or delayed), and (v) in the event the Company has previously provided separate indemnification or advancement in connection therewith, the Indemnitee shall reimburse the Company with any subsequent proceeds it receives from such third parties. The intent of this Section 7.7.D is to set forth the relative responsibilities of the Company and third parties who have overlapping indemnity, advancement or contribution obligations to an Indemnitee. Nothing in this Section 7.7.D is intended to diminish the indemnification and advancement rights given by the Company to an Indemnitee, including the right to receive prompt payment of valid indemnification and advancement claims if any third party is unwilling or unable to do so promptly.

E.    The Company and/or the Managing Member may, but shall not be obligated to, purchase and maintain, at the Company’s expense, insurance on behalf of any of the Indemnitees and such other Persons as the Managing Member shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Company’s activities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.
F.    Any liabilities that an Indemnitee incurs as a result of acting on behalf of the Company, or the Managing Member or BrightSpire Capital (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.7, unless such liabilities arise as a result of the matters described in the proviso of the first sentence of Section 7.7.A.
G.    In no event may an Indemnitee subject any of the Holders to personal liability by reason of the indemnification provisions set forth in this Agreement.
H.    An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.
I.    The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Company’s liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.
J.    If and to the extent any payments to the Managing Member pursuant to this Section 7.7 constitute gross income to the Managing Member (as opposed to the repayment of advances made on behalf of the Company), such amounts shall (unless otherwise required by the Code and the Regulations) constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Company and all Members, and shall not be treated as distributions for purposes of computing the Members’ Capital Accounts.
Section 7.8    Liability of the Managing Member.
A.    To the maximum extent permitted under the Act, the only duties that the Managing Member owes to the Company, any Member or any other Person (including any creditor of any Member or Assignee of any Membership Interest), fiduciary or otherwise, are to perform its contractual obligations as expressly set forth in this Agreement consistently with the implied contractual covenant of good faith and fair dealing. The Managing Member, in its capacity as such, shall have no other duty, fiduciary or otherwise, to the Company, any Member or any other Person (including any creditor of any Member or any Assignee of Membership Interest). The provisions of this Agreement shall create contractual obligations of the Managing Member only, and no such provisions shall be interpreted to create, expand or modify any fiduciary duties of the Managing Member.
B.    The Non-Managing Members agree that: (i) the Managing Member is acting for the benefit of the Company, the Non-Managing Members and BrightSpire Capital’s stockholders, collectively; and (ii) in the event of a conflict between the interests of the Company or any Member, on the one hand, and the separate interests of BrightSpire Capital or its stockholders, on the other hand, the Managing Member may give priority to the separate interests of BrightSpire Capital and its stockholders (including with respect to the tax consequences to Non-Managing Members, Assignees or BrightSpire Capital’s stockholders) and, in the event of such a conflict, any action or failure to act on the part of BrightSpire Capital that gives priority to the separate interests of BrightSpire Capital or its stockholders that does not result in a violation of the contract rights of the Non-Managing Members under this Agreement and does not violate any duty owed by the Managing Member to the Company or the Members.
C.    In exercising its authority under this Agreement, the Managing Member may, but shall be under no obligation to, take into account the tax consequences to any Member of any action taken (or not taken) by it. Except as otherwise agreed by the Company, the Managing Member and the Company shall not have liability to a Non-Managing Member under any circumstances as a result of any income tax liability incurred by such Non-Managing Member as a result of an action (or inaction) by the Managing Member or the Company pursuant to the Managing Member’s authority under this Agreement.
D.    Subject to its obligations and duties as managing member of the Company set forth in this Agreement and applicable law, the Managing Member may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents, including the Manager. The Managing Member shall not be responsible to the Company or any Member for any misconduct or negligence on the part of any such employee or agent appointed by it in good faith.
E.    In performing its duties under this Agreement and the Act, the Managing Member shall be entitled to rely on the provisions of this Agreement and on any information, opinion, report or statement, including any financial statement or other financial data or the records or books of account of the Company or any Subsidiary of the Company, prepared or presented by an officer, employee or agent of the Managing Member or the Manager or any agent of the Company or any such Subsidiary, or by a lawyer, certified public accountant, appraiser or other person engaged by the Company as to any matter within such person’s professional or expert competence, and any act taken or omitted to be taken in reliance upon any such information, opinion, report or statement as to matters that the Managing Member reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion. The Managing Member may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.
F.    Notwithstanding any other provision of this Agreement or the Act, any action of the Managing Member on behalf of the Company or any decision of the Managing Member to refrain from acting on behalf of the Company, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of BrightSpire Capital to continue to qualify as a REIT, (ii) for BrightSpire Capital otherwise to satisfy the REIT Requirements, (iii) to avoid BrightSpire Capital incurring any taxes under Code Section 857 or Code Section 4981, (iv) to protect the ability of the Company to be treated as a partnership or disregarded entity for federal income tax purposes, or (v) for any wholly owned Subsidiary of BrightSpire Capital to continue to qualify as a “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)) or disregarded entity (determined for federal income tax purposes) thereof, is expressly authorized under this Agreement, is deemed approved by all of the Non-Managing Members and does not violate any duty of the Managing Member to the Company or any other Member.
G.    Notwithstanding anything herein to the contrary, except for the matters described in the proviso of the first sentence of Section 7.7.A, or pursuant to any express indemnities given to the Company by the Managing Member pursuant to any other written instrument, the Managing Member shall not have any personal liability whatsoever, to the Company or to the other Members, for any action or omission taken in its capacity as the Managing Member or for the debts or liabilities of the Company or the Company’s obligations hereunder except pursuant to Section 15.1 hereof. Without limitation of the foregoing, and except for the matters described in the proviso of the first sentence of Section 7.7.A, or pursuant to Section 15.1 hereof or any such express indemnity, no property or assets of the Managing Member, other than its interest in the Company, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Member(s) and arising out of, or in connection with, this Agreement.
H.    No manager, member, officer or agent of the Managing Member, and no director, officer, employee or agent of BrightSpire Capital shall have any duties directly to the Company or any Member. No manager, member, officer or agent of the Managing Member or any director, officer or agent of BrightSpire Capital shall be directly liable to the Company or any Member for money damages by reason of their service as such.
I.    Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Managing Member, or its managers, members, directors, officers or agents, to the Company and the Members under this Section 7.8, as in effect immediately prior to such amendment, modification or repeal, with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.9    Title to Company Assets. Title to Company assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Member, individually or collectively with other Members or Persons, shall have any ownership interest in such Company assets or any portion thereof. Title to any or all of the Company assets may be held in the name of the Company, the Managing Member or one or more nominees, as the Managing Member may determine, including Affiliates of the Managing Member. The Managing Member hereby declares and warrants that any Company assets for which legal title is held in the name of the Managing Member or any nominee or Affiliate of the Managing Member shall be held by the Managing Member for the use and benefit of the Company in accordance with the provisions of this Agreement. All Company assets shall be recorded as the property of the Company in its books and records, irrespective of the name in which legal title to such Company assets is held.
Section 7.10    Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Company shall be entitled to assume that the Managing Member has full power and authority, without the consent or approval of any other Member, or Person, to encumber, sell or otherwise use in any manner any and all assets of the Company and to enter into any contracts on behalf of the Company, and take any and all actions on behalf of the Company, and such Person shall be entitled to deal with the Managing Member as if it were the Company’s sole party in interest, both legally and beneficially. Each Member hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Managing Member in connection with any such dealing. In no event shall any Person dealing with the Managing Member or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the Managing Member or its representatives. Each and every certificate, document or other instrument executed on behalf of the Company by the Managing Member or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Company, and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Company.
ARTICLE 8
RIGHTS AND OBLIGATIONS OF MEMBERS
Section 8.1    Limitation of Liability. No Non-Managing Member, in its capacity as such, shall have any duties or liability under this Agreement except as expressly provided in this Agreement (including Sections 10.3.C and 10.4 hereof) or under the Act. To the maximum extent permitted by law, no Member, including BrightSpire Capital, shall have any personal liability whatsoever, to the Company or to the other Members, for any action or omission taken in its capacity as a member or for the debts or liabilities of the Company or the Company’s obligations hereunder, except pursuant to any express indemnities given to the Company by such Member pursuant to any other written instrument and except for liabilities of the Managing Member pursuant to Section 7.8 hereof. Without limitation of the foregoing, and except pursuant to any such express indemnity (and, in the case of the Managing Member, pursuant to Section 7.8 hereof), no property or assets of a Member, other than its interest in the Company, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Member(s) and arising out of, or in connection with, this Agreement.
Section 8.2    Management of Business. No Member or Assignee (other than in its separate capacity as the Managing Member, the Manager, any of their Affiliates or any officer, director, manager, member, employee, partner, agent, representative or trustee of the Managing Member, the Company, the Manager or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Company’s business, transact any business in the Company’s name or have the power to sign documents for or otherwise bind the Company. The transaction of any such business by the Managing Member, any of its Affiliates or any officer, director, manager, member, employee, partner, agent, representative or trustee of the Managing Member, the Company or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Members or Assignees under this Agreement.
Section 8.3    Outside Activities of Non-Managing Members. Subject to any agreements entered into pursuant to Section 7.6 hereof and any other agreements entered into by a Non-Managing Member or any of its Affiliates with the Managing Member, the Company or a Subsidiary (including any employment agreement), any Non-Managing Member and any Assignee, officer, director, employee, agent, representative, trustee, Affiliate, manager, member or stockholder of any Non-Managing Member shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Company, including business interests and activities that are in direct or indirect competition with the Company or that are enhanced by the activities of the Company. Neither the Company nor any Member shall have any rights by virtue of this Agreement in any business ventures of any Non-Managing Member or Assignee. Subject to such agreements, none of the Non-Managing Members nor any other Person shall have any rights by virtue of this Agreement or the company relationship established hereby in any business ventures of any other Person (other than BrightSpire Capital, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.6 hereof and any other agreements entered into by a Non-Managing Member or its Affiliates with the Managing Member, the Company or a Subsidiary, to offer any interest in any such business ventures to the Company, any Non-Managing Member, or any such other Person, even if such opportunity is of a character that, if presented to the Company, any Non-Managing Member or such other Person, could be taken by such Person.
Section 8.4    Return of Capital. Except pursuant to Section 15.1 or any Membership Unit Designation, no Member shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon dissolution of the Company as provided herein. Except to the extent provided in Article 5 or Article 6 hereof or otherwise expressly provided in this Agreement or in any Membership Unit Designation, no Member or Assignee shall have priority over any other Member or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

Section 8.5    Rights of Non-Managing Members Relating to the Company.
A.    In addition to other rights provided by this Agreement or by the Act, and subject to Section 8.5.C, the Managing Member shall deliver to each Non-Managing Member a copy of any information mailed to all of the common stockholders of BrightSpire Capital as soon as practicable after such mailing. Except as limited by Section 8.5.C hereof, each Member shall have the right, for a purpose reasonably related to such Member’s interest as a member in the Company, upon written demand with a statement of the purpose of such demand and at such Member’s own expense:
(i)    To obtain a copy of the most recent annual and quarterly reports filed with the SEC by the Managing Member pursuant to the Exchange Act;
(ii)    To obtain a copy of the Company’s federal, state and local income tax returns for each Fiscal Year; and
(iii)    To obtain a copy of this Agreement and the Certificate and all amendments thereto (excluding all information regarding any other Member, including, without limitation, such Member’s identity and interests in the Company), together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed.
B.    The Company shall notify any Non-Managing Member that is a Qualifying Party, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.
C.    Notwithstanding any other provision of this Section 8.5, the Managing Member may keep confidential from the Non-Managing Members (or any of them), for such period of time as the Managing Member determines to be reasonable, any information that (i) the Managing Member believes to be in the nature of trade secrets or other information the disclosure of which the Managing Member in good faith believes is not in the best interests of the Company or BrightSpire Capital or (ii) the Company or the Managing Member is required by law or by agreement to keep confidential.
Section 8.6    No Rights as Objecting Member. No Non-Managing Member and no Holder of a Membership Interest shall be entitled to exercise any appraisal rights in connection with a merger, consolidation or conversion of the Company.
Section 8.7    No Right to Certificate Evidencing Units; Article 8 Securities. Membership Units shall not be certificated. No Non-Managing Member shall be entitled to a certificate evidencing the Membership Units held by such Member. Any certificate evidencing Membership Units issued prior to the date hereof shall no longer evidence Membership Units. The Company shall not elect to treat any Membership Unit as a “security” governed by (x) Article 8 of the Delaware Uniform Commercial Code or (y) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction.

ARTICLE 9
BOOKS, RECORDS, ACCOUNTING AND REPORTS
Section 9.1    Records and Accounting.
A.    The Managing Member shall keep or cause to be kept at the principal business office of the Company those records and documents, if any, required to be maintained by the Act and other books and records deemed by the Managing Member to be appropriate with respect to the Company’s business, including all books and records necessary to provide to the Members any information, lists and copies of documents required to be provided pursuant to Section 8.5.A, Section 9.3 or Article 13 hereof. Any records maintained by or on behalf of the Company in the regular course of its business may be kept on any information storage device; provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.
B.    The books of the Company shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the Managing Member determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Company and the Managing Member may operate with integrated or consolidated accounting records, operations and principles.
Section 9.2    Fiscal Year. The Fiscal Year of the Company shall be the calendar year.
Section 9.3    Reports.
A.    As soon as practicable, but in no event later than one hundred twenty (120) days after the close of each Fiscal Year, the Managing Member shall cause to be mailed to each Non-Managing Member of record as of the close of the Fiscal Year, financial statements of the Company, or of BrightSpire Capital if such statements are prepared solely on a consolidated basis with BrightSpire Capital, for such Fiscal Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the Managing Member.
B.    As soon as practicable, but in no event later than ninety (90) days after the close of each calendar quarter (except the last calendar quarter of each year), the Managing Member shall cause to be mailed to each Non-Managing Member of record as of the last day of the calendar quarter, a report containing unaudited financial statements of the Company, or of BrightSpire Capital if such statements are prepared solely on a consolidated basis with BrightSpire Capital, for such calendar quarter, and such other information as may be required by applicable law or regulation or as the Managing Member determines to be appropriate.
C.    The Managing Member may satisfy its obligations under Section 9.3.A and Section 9.3.B by posting or making available the reports specified in such sections on a website maintained by BrightSpire Capital or by filing reports containing the information specified in Sections 9.1.A and 9.1.B on the EDGAR system (or any successor system) of the SEC.

ARTICLE 10
TAX MATTERS
Section 10.1    Preparation of Tax Returns. The Managing Member shall arrange for the preparation and timely filing of all returns with respect to Company income, gains, deductions, losses and other items required of the Company for federal and state income tax purposes and shall use all reasonable effort to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Non-Managing Members and for federal and state income tax and any other tax reporting purposes. The Non-Managing Members shall promptly provide the Managing Member with such information relating to the RED REIT Contributed Entities, including tax basis and other relevant information, as may be reasonably requested by the Managing Member from time to time. For purposes of this provision, the term RED REIT Contributed Entities shall have the meaning ascribed thereto in the Combination Agreement.
Section 10.2    Tax Elections.
A.    Except as otherwise provided herein, the Managing Member shall determine whether to make any available election pursuant to the Code, including any election under the New Partnership Audit Procedures, the election under Code Section 754 and the election to use the “recurring item” method of accounting provided under Code Section 461(h) with respect to property taxes imposed on the Company’s Properties; provided, however, that, if the “recurring item” method of accounting is elected with respect to such property taxes, the Company shall pay the applicable property taxes prior to the date provided in Code Section 461(h) for purposes of determining economic performance. The Managing Member shall have the right to seek to revoke any such election (including any election under Code Sections 461(h) and 754).
B.    Without limiting the foregoing, the Members, intending to be legally bound, hereby authorize the Managing Member, on behalf of the Company, to make an election (the “LV Safe Harbor Election”) to have the “liquidation value” safe harbor provided in Proposed Treasury Regulation § 1.83-3(1) and the Proposed Revenue Procedure set forth in Internal Revenue Service Notice 2005-43, as such safe harbor may be modified when such proposed guidance is issued in final form or as amended by subsequently issued guidance (the “LV Safe Harbor”), apply to LTIP Units and any interest in the Company transferred to, or for the benefit of, a service provider while the LV Safe Harbor Election remains effective, to the extent such interest meets the LV Safe Harbor requirements (collectively, such interests are referred to as “LV Safe Harbor Interests”). The Tax Matters Member or Managing Member, as applicable, is authorized and directed to execute and file the LV Safe Harbor Election on behalf of the Company and the Members. The Company and the Members (including any person to whom an LTIP Unit or other interest in the Company is transferred in connection with the performance of services) hereby agree to comply with all requirements of the LV Safe Harbor (including forfeiture allocations) with respect to all LV Safe Harbor Interests and to prepare and file all U.S. federal income tax returns reporting the tax consequences of the issuance and vesting of LV Safe Harbor Interests consistent with such final LV Safe Harbor guidance. The Company is also authorized to take such actions as are necessary to achieve, under the LV Safe Harbor, the effect that the election and compliance with all requirements of the LV Safe Harbor referred to above would be intended to achieve under Proposed Treasury Regulation Section 1.83-3, including amending this Agreement.
Section 10.3    Tax Matters Member and Partnership Representative.
A.    With respect to periods not governed by changes to the Code enacted by the Bipartisan Budget Act of 2015, the Managing Member is hereby designated as the tax matters partner within the meaning of Section 6231(a)(7) of the Code prior to amendment by the Bipartisan Budget Act of 2015 (“Tax Matters Member”). With respect to periods governed by the New Partnership Audit Procedures, to the extent permissible under the New Partnership Audit Procedures, the Managing Member, or such person designated by the Managing Member, shall be designated as the “partnership representative” (within the meaning of Section 6223 of the New Partnership Audit Procedures (the “Partnership Representative”). Neither the Tax Matters Member nor the Partnership Representative shall receive compensation for its services. All third-party costs and expenses incurred by the Tax Matters Member or Partnership Representative in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Company in addition to any reimbursement pursuant to Section 7.4 hereof. Nothing herein shall be construed to restrict the Company from engaging a law, advisory, or accounting firm to assist the Tax Matters Member or Partnership Representative in discharging its duties hereunder. At the request of any Member, the Managing Member agrees to inform such Member regarding the preparation and filing of any returns and with respect to any subsequent audit or litigation relating to such returns; provided, however, that the Managing Member shall have the exclusive power to determine whether to file, and the content of, such returns.
B.    The Tax Matters Member is authorized, but not required:
(1)    to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Company items required to be taken into account by a Member for income tax purposes (such administrative proceedings being referred to as a “tax audit” and such judicial proceedings being referred to as “judicial review”), and in the settlement agreement the Tax Matters Member may expressly state that such agreement shall bind all Members, except that such settlement agreement shall not bind any Member (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the Tax Matters Member shall not have the authority to enter into a settlement agreement on behalf of such Member (as the case may be) or (ii) who is a “notice partner” (as defined in Code Section 6231) or a member of a “notice group” (as defined in Code Section 6223(b)(2));
(2)    in the event that a notice of a final administrative adjustment at the Company level of any item required to be taken into account by a

Member for tax purposes (a “final adjustment”) is mailed to the Tax Matters Member, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Company’s principal place of business is located;
(3)    to intervene in any action brought by any other Member for judicial review of a final adjustment;
(4)    to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;
(5)    to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Member for tax purposes, or an item affected by such item; and
(6)    to take any other action on behalf of the Members or any of them in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.
The taking of any action and the incurring of any expense by the Tax Matters Member in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the Tax Matters Member and the provisions relating to indemnification of the Managing Member set forth in Section 7.7 hereof shall be fully applicable to the Tax Matters Member in its capacity as such.
C.    The Partnership Representative is authorized and required to represent the Company in connection with all examinations of the Company’s affairs by tax authorities, including any resulting administrative and judicial proceedings. Under Section 6225 of the New Partnership Audit Procedures, in the case of any adjustment by the IRS in the amount of any item of income, gain, loss, deduction, or credit of the Company’s or any Member’s distributive share thereof (“IRS Adjustment”), the Company may pay an imputed underpayment as calculated under Section 6225(b) of the New Partnership Audit Procedures with respect to the IRS Adjustment, including interest and penalties (“Imputed Tax Underpayment”) in the Adjustment Year or otherwise take the IRS Adjustment into account in the Adjustment Year. Each Member does hereby agree to indemnify and hold harmless the Company, the Managing Member and the Partnership Representative from and against any liability with respect to the Member’s proportionate share of any Imputed Tax Underpayment or other IRS Adjustment resulting in liability of the Company, regardless of whether such Member is a partner in the Partnership in an Adjustment Year, with such proportionate share as reasonably determined by the Managing Member, including the Managing Member’s reasonable discretion to consider (i) each Member’s interest in the Company in the Reviewed Year, (ii) each Member’s status under Section 6225(c) and (iii) a Member’s timely provision of information necessary to reduce the amount of Imputed Tax Underpayment set forth in Section 6225(c) of the New Partnership Audit Procedures. This obligation shall survive a Member’s ceasing to be a member of the Company and/or the termination, dissolution, liquidation and winding up of the Company. The Managing Member may in its sole discretion elect under Section 6226 of the New Partnership Audit Procedures to cause the Company to issue adjusted Internal Revenue Service Schedules K-1 (or such other form as applicable) reflecting a Member’s shares of any IRS Adjustment for the Adjustment Year as an alternative to the Company’s payment of an Imputed Tax Underpayment for any tax year.
Section 10.4    Withholding. Each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local or foreign taxes that the Managing Member determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including any taxes required to be withheld or paid by the Company pursuant to Code Sections 1441, 1442, 1445, 1446, 1471 or 1472. Any amount paid on behalf of or with respect to a Member, including any Imputed Tax Underpayment, shall constitute an advance by the Company to such Member, which advance shall be repaid by such Member within fifteen (15) days after notice from the Managing Member that such payment must be made except to the extent that (i) the Company withholds such payment from a distribution that would otherwise be made to the Member or (ii) the Managing Member determines that such payment may be satisfied out of the Available Cash of the Company that would, but for such payment, be distributed to the Member, and such amount actually is satisfied out of such cash. Each Member hereby unconditionally and irrevocably grants to the Company a security interest in such Member’s Membership Interest to secure such Member’s obligation to pay to the Company any amounts required to be paid pursuant to Section 10.3.C and this Section 10.4 and subject to the prior sentence. In the event that a Member fails to pay any amounts owed to the Company pursuant to Section 10.3.C and this Section 10.4 when due, the Managing Member may elect to make the payment to the Company on behalf of such defaulting Member, and in such event shall be deemed to have loaned such amount to such defaulting Member and shall succeed to all rights and remedies of the Company as against such defaulting Member (including the right to receive distributions). Any amounts payable (or portion thereof that remain unsatisfied) by a Member hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Member shall take such actions as the Company or the Managing Member shall request in order to perfect or enforce the security interest created hereunder.
Section 10.5    Organizational Expenses. The Managing Member may cause the Company to elect to deduct expenses, if any, incurred by it in organizing the Company ratably over a 180-month period as provided in Code Section 709.

ARTICLE 11
MEMBER TRANSFERS AND WITHDRAWALS
Section 11.1    Transfer.
A.    No part of the interest of a Member shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.
B.    No Membership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11 and any applicable Non-Managing Member Ancillary Agreement. Any Transfer or purported Transfer of a Membership Interest not made in accordance with this Article 11 and any applicable Non-Managing Member Ancillary Agreement shall be null and void ab initio.
C.    No Transfer of any Membership Interest may be made to a lender to the Company or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Company whose loan constitutes a Nonrecourse Liability, without the consent of the Managing Member; provided that as a condition to such consent, the Managing Member may require the lender to enter into an arrangement with the Company and the Managing Member to redeem or exchange for the REIT Shares Amount any Membership Units in which a security interest is held by such lender simultaneously with the time at which such lender would be deemed to be a member in the Company for purposes of allocating liabilities to such lender under Code Section 752.
Section 11.2    Transfer of the Managing Member’s Membership Interest.
A.    Subject to compliance with the other provisions of this Article 11, the Managing Member may Transfer all or any portion of its Membership Interest at any time (i) to any Person that is, at the time of such Transfer, a direct or indirect wholly owned Subsidiary of BrightSpire Capital, including any “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)) and that immediately following such Transfer owns, directly or indirectly, all the assets of BrightSpire Capital and its Subsidiaries, without the Consent of any Member, and may designate the transferee to become the new Managing Member under Section 12.1, or (ii) in connection with a Termination Transaction as permitted under Section 11.7.
B.    The Managing Member may not voluntarily withdraw as a managing member of the Company without the Consent of the Non-Managing Members, except in connection with a Transfer of the Managing Member’s entire Membership Interest permitted in this Article 11 (including in accordance with Section 11.7) and the admission of the Transferee as a successor managing member of the Company pursuant to the Act and this Agreement.
C.    It is a condition to any Transfer of the entire Membership Interest of a sole Managing Member otherwise permitted hereunder (including in accordance with Section 11.7) that (i) coincident or prior to such Transfer, the transferee is admitted as a Managing Member pursuant to the Act and this Agreement; (ii) the transferee assumes by operation of law or express agreement all of the obligations of the transferor Managing Member under this Agreement with respect to such Transferred Membership Interest; and (iii) the transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement applicable to the Managing Member and the admission of such transferee as a Managing Member.
Section 11.3    Non-Managing Members’ Rights to Transfer.
A.    General. Subject to any Non-Managing Member Ancillary Agreement, each Non-Managing Member, and each transferee of such Non-Managing Member’s Membership Interest or Assignee thereof pursuant to a Permitted Transfer, may not Transfer all or any portion of such Membership Interest to any Person without the consent of the Managing Member, which consent may be withheld in the Managing Member’s sole and absolute discretion. Notwithstanding the foregoing, but subject to Section 11.1.C and 11.3.C, any Non-Managing Member may, at any time, without the consent of the Managing Member, Transfer all or any portion of its Membership Interest pursuant to a Permitted Transfer (including, in the case of a Non-Managing Member that is a Permitted Lender Transferee, any Transfer of a Membership Interest to a Third-Party Pledge Transferee). Any Transfer of a Membership Interest by a Non-Managing Member or an Assignee is subject to Section 11.4 and to satisfaction of the following conditions:
(1)    Qualified Transferee. Any Transfer of a Membership Interest shall be made only to a single Qualified Transferee; provided, however, that, for such purposes, all Qualified Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified Transferee.
(2)    Opinion of Counsel. The transferor shall deliver or cause to be delivered to the Managing Member an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Company or the Membership Interests Transferred; provided, however, that the Managing Member may waive this condition upon the request of the transferor. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Company or the Membership Units, the Managing Member may prohibit any Transfer otherwise permitted under this Section 11.3 by a Non-Managing Member of Membership Interests.

(3)    Minimum Transfer Restriction. Any Transferring Member must Transfer not less than the lesser of (i) Five Hundred (500) Membership Units or (ii) all of the remaining Membership Units owned by such Transferring Member; provided, however, that, for purposes of determining compliance with the foregoing restriction, all Membership Units owned by Affiliates of a Member shall be considered to be owned by such Member.
It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Member under this Agreement with respect to such Transferred Membership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Member are assumed by a successor corporation by operation of law) shall relieve the transferor Member of its obligations under this Agreement without the approval of the Managing Member. Notwithstanding the foregoing, any transferee of any Transferred Membership Interest shall be subject to any and all ownership limitations (including the Ownership Limit) contained in the Charter that may limit or restrict such transferee’s ability to exercise its Redemption rights, including the Ownership Limit. Any transferee, whether or not admitted as a Substituted Member, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Member, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.
B.    Incapacity. If a Non-Managing Member is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Member’s estate shall have all the rights of a Non-Managing Member, but not more rights than those enjoyed by other Non-Managing Members, for the purpose of settling or managing the estate, and such power as the Incapacitated Member possessed to Transfer all or any part of its interest in the Company. The Incapacity of a Member, in and of itself, shall not dissolve or terminate the Company.
C.    Adverse Tax Consequences. No Transfer by a Non-Managing Member of its Membership Interests (including any Redemption, any other acquisition of Membership Units by the Managing Member or any acquisition of Membership Units by the Company and including any Permitted Transfer) may be made to or by any Person if on the advice of legal counsel for the Company, (i) such Transfer would create a material risk of the Company being treated as an association taxable as a corporation, (ii) there would be a material risk that such Transfer would be treated as effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof),” within the meaning of Code Section 7704 or otherwise create a material risk of the Company being treated as a “publicly traded partnership” within the meaning of Code Section 469(k)(2) or Code Section 7704, (iii) such Transfer would create a material risk that the Company cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption (or acquisition by BrightSpire Capital) of all Membership Units held by all Members (other than BrightSpire Capital)), or such Transfer would result in a termination of the Company under Code Section 708(b)(1)(B), or (iv) such Transfer would create a material risk that BrightSpire Capital would cease to comply with the REIT Requirements or any wholly owned Subsidiary of BrightSpire Capital to cease to qualify as either a “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)) or disregarded entity (determined for federal income tax purposes) thereof.
Section 11.4    Substituted Members.
A.    A transferee of the interest of a Non-Managing Member shall be admitted as a Substituted Member only with the consent of the Managing Member, which may be withheld in its sole and absolute discretion. The failure or refusal by the Managing Member to permit a transferee of any such interests to become a Substituted Member shall not give rise to any cause of action against the Company or the Managing Member. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Member until and unless it furnishes to the Managing Member (i) evidence of acceptance, in form and substance satisfactory to BrightSpire Capital, of all the terms, conditions and applicable obligations of this Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee and (iii) such other documents and instruments as the Managing Member may require to effect such Assignee’s admission as a Substituted Member.
B.    Concurrently with, and as evidence of, the admission of a Substituted Member, the Managing Member shall amend the Register and the books and records of the Company to reflect the name, address and number of Membership Units of such Substituted Member and to eliminate or adjust, if necessary, the name, address and number of Membership Units of the predecessor of such Substituted Member.
C.    A transferee who has been admitted as a Substituted Member in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Non-Managing Member under this Agreement.
Section 11.5    Assignees. If the Managing Member withholds its consent for the admission of any transferee as a Substituted Member, as described in Section 11.4 hereof, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a membership interest under the Act, including the right to receive distributions from the Company and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Company attributable to the Membership Units assigned to such transferee and the rights to Transfer the Membership Units provided in this Article 11, but shall not be deemed to be a holder of Membership Units for any other purpose under this Agreement (other than as expressly provided in Section 15.1 hereof with respect to a Qualifying Party that becomes a Tendering Party), and shall not be entitled to effect a Consent or vote with respect to such Membership Units on any matter presented to the Non-Managing Members for approval (such right to Consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Member). In the event that any such transferee desires to make a further assignment of any such Membership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Non-Managing Member desiring to make an assignment of Membership Units.

Section 11.6    General Provisions.
A.    No Non-Managing Member may withdraw from the Company other than: (i) as a result of a permitted Transfer of all of such Member’s Membership Interest in accordance with this Article 11 with respect to which the transferee becomes a Substituted Member; (ii) pursuant to a redemption (or acquisition by the Managing Member or BrightSpire Capital) of all of its Membership Interest pursuant to a Redemption under Section 15.1 hereof and/or pursuant to any Membership Unit Designation; or (iii) as a result of the acquisition by the Managing Member or BrightSpire Capital of all of such Member’s Membership Interest, whether or not pursuant to Section 15.1.B hereof.
B.    Any Member who shall Transfer all of its Membership Units in a Transfer (i) permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Member, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Membership Units pursuant to a Redemption under Section 15.1 hereof and/or pursuant to any Membership Unit Designation, or (iii) to BrightSpire Capital, whether or not pursuant to Section 15.1.B hereof, shall cease to be a Member.
C.    If any Membership Unit is Transferred in compliance with the provisions of this Article 11, or is redeemed by the Company, or acquired by BrightSpire Capital pursuant to Section 15.1 hereof, on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Membership Unit for such Fiscal Year shall be allocated to the transferor Member or the Tendering Party (as the case may be) and, in the case of a Transfer or assignment other than a Redemption, to the transferee Member, by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the Managing Member. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Member and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Member, or the Tendering Party (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Membership Unit with respect to which the Company Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Member or the Tendering Party (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Membership Unit shall be made to the transferee Member.
D.    In addition to any other restrictions on Transfer herein contained or contained in any applicable Non-Managing Member Ancillary Agreement, in no event may any Transfer or assignment of a Membership Interest by any Member (including any Redemption, any acquisition of Membership Units by BrightSpire Capital or any other acquisition of Membership Units by the Company) be made without the consent of the Managing Member, which may be withheld in its sole and absolute discretion: (i) to any person or entity who lacks the legal right, power or capacity to own a Membership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Membership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Membership Interest; (iv) in the event that such Transfer would create a material risk that BrightSpire Capital would cease to comply with the REIT Requirements or any wholly owned Subsidiary of BrightSpire Capital to cease to qualify as either a “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)) or disregarded entity (determined for federal income tax purposes) thereof; (v) if such Transfer would create a material risk that the Company cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption (or acquisition by BrightSpire Capital) of all Membership Units held by all Members (other than BrightSpire Capital)), or such transfer would result in a termination of the Company under Code Section 708(b)(1)(B); (vi) if such Transfer would cause the Company to become, with respect to any employee benefit plan subject to Title I of ERISA, a “party-in-interest” (as defined in ERISA Section 3(14)) or with respect to a plan subject to Section 4975 of the Code, a “disqualified person” (as defined in Code Section 4975(c)); (vii) if such Transfer would, on the advice of legal counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101, as modified by Section 3(42) of ERISA; (viii) if such Transfer requires the registration of such Membership Interest pursuant to any applicable federal or state securities laws; (ix) if such Transfer would create a material risk that the Company would become a “publicly traded partnership,” as such term is defined in Code Section 469(k)(2) or Code Section 7704(b) or would otherwise create a material risk that the Company would be treated as a corporation for federal income tax purposes; (x) if such Transfer would cause the Company to have more than one hundred (100) partners for tax purposes (including as partners those persons indirectly owning an interest in the Company through a partnership, limited liability company, subchapter S corporation or grantor trust); (xi) if such Transfer would cause the Company to become a reporting company under the Exchange Act; (xii) if such Transfer subjects the Company to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA.
E.    Transfers by a Non-Managing Member pursuant to this Article 11 or pursuant to any applicable Non-Managing Member Ancillary Agreement but not pursuant to Article 15, other than a Permitted Transfer to a Permitted Transferee pursuant to the exercise of remedies under a Pledge, may only be made on the first day of a fiscal quarter of the Company, unless the Managing Member otherwise agrees.
Section 11.7    Restrictions on Termination Transactions. Neither BrightSpire Capital nor the Managing Member shall engage in, or cause or permit, a Termination Transaction, unless the conditions in at least one of the following paragraphs is met:
A.    the Consent of the Non-Managing Members is obtained;
B.    in connection with any such Termination Transaction, each holder of Membership Common Units (other than BrightSpire Capital and its wholly owned Subsidiaries) will receive, or will have the right to elect to receive, for each Membership Common Unit, an amount of cash, securities or other property equal to the product of the Adjustment Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of such Termination Transaction;

provided that if, in connection with such Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of a majority of the outstanding REIT Shares, each holder of Membership Common Units (other than BrightSpire Capital and its wholly owned subsidiaries) will receive, or will have the right to elect to receive, the greatest amount of cash, securities or other property that such holder of Membership Common Units would have received had it exercised its right to Redemption pursuant to Article 15 hereof and received REIT Shares in exchange for its Membership Common Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated (the fair market value, at the time of the Termination Transaction, of the amount specified herein with respect to each Membership Common Unit is referred to as the “Transaction Consideration”);
C.    all of the following conditions are met: (i) substantially all of the assets directly or indirectly owned by the Company prior to the announcement of the Termination Transaction are, immediately after the Termination Transaction, owned directly or indirectly by the Company or another limited liability company, limited partnership or other entity providing similar statutory limited liability for its non-managing equity owners that is the survivor of a merger, consolidation or combination of assets with the Company (in each case, the “Surviving Company”); (ii) the Surviving Company is classified as a partnership for U.S. federal income tax purposes; and (iii) the rights of such Members with respect to the Surviving Company include: (x) if BrightSpire Capital or its successor is a REIT with a single class of Publicly Traded common equity securities, the right to redeem their interests in the Surviving Company on terms substantially comparable to those in Section 15.1 of this Agreement for either: (1) a number of such REIT’s Publicly Traded common equity securities with a fair market value, as of the date of consummation of such Termination Transaction, equal to the Transaction Consideration, subject to anti-dilution adjustments substantially comparable to those set forth in the definition of “Adjustment Factor” herein (the “Successor Shares Amount”); or (2) cash in an amount equal to the fair market value of the Successor Shares Amount at the time of such redemption, determined in a manner consistent with the determination of the “Cash Amount” herein; or (y) if BrightSpire Capital or its successor is not a REIT with a single class of Publicly Traded common equity securities, the right to redeem their interests in the Surviving Company on terms substantially comparable to those in Section 15.1 of this Agreement for cash in an amount equal to the Transaction Consideration; or
D.    in any Termination Transaction that is a merger, consolidation or other combination with or into another Person, immediately following the consummation of such Termination Transaction, the equity holders of the surviving entity are substantially identical to the shareholders of BrightSpire Capital prior to such transaction.
ARTICLE 12
ADMISSION OF MEMBERS
Section 12.1    Admission of Successor Managing Member. A successor to all or a portion of the Managing Member’s Membership Interest pursuant to Section 11.2.A hereof who the Managing Member has designated to become a successor Managing Member shall be admitted to the Company as the Managing Member, effective immediately upon the Transfer of such Membership Interest to it. Upon any such Transfer and the admission of any such transferee as a successor Managing Member in accordance with this Section 12.1, the transferor Managing Member shall be relieved of its obligations under this Agreement and shall cease to be a Managing Member without any separate Consent of the Members or the consent or approval of any Member. Any such successor shall carry on the business of the Company without dissolution. In each case, the admission shall be subject to the successor Managing Member executing and delivering to the Company an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the event that the Managing Member withdraws from the Company, or transfers its entire Membership Interest, in violation of this Agreement, or otherwise dissolves or terminates or ceases to be the Managing Member, a Majority in Interest of the Non-Managing Members may elect to continue the Company by selecting a successor Managing Member in accordance with Section 13.1.A hereof.
Section 12.2    Admission of Additional Members.
A.    A Person (other than an existing Member) who makes a Capital Contribution to the Company in exchange for Membership Units in accordance with this Agreement shall be admitted to the Company as an Additional Member only upon furnishing to the Managing Member (i) evidence of acceptance, in form and substance satisfactory to the Managing Member, of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person, and (iii) such other documents or instruments as may be required by the Managing Member in order to effect such Person’s admission as an Additional Member. Concurrently with, and as evidence of, the admission of an Additional Member, the Managing Member shall amend the Register and the books and records of the Company to reflect the name, address, number and type of Membership Units of such Additional Member.
B.    Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Member without the consent of the Managing Member. The admission of any Person as an Additional Member shall become effective on the date upon which the name of such Person is recorded on the books and records of the Company, following the consent of the Managing Member to such admission and the satisfaction of all the conditions set forth in Section 12.2.A.
C.    If any Additional Member is admitted to the Company on any day other than the first day of a Fiscal Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Fiscal Year shall be allocated among such Additional Member and all other Holders by taking into account their varying interests during the Fiscal Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the Managing Member. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Member occurs shall be allocated among all the Holders including such Additional Member, in accordance with the principles described in Section 11.6.C hereof. All distributions of Available Cash with respect to which the Company

Record Date is before the date of such admission shall be made solely to Members and Assignees other than the Additional Member, and all distributions of Available Cash thereafter shall be made to all the Members and Assignees including such Additional Member.
Section 12.3    Amendment of Agreement and Certificate of Formation. For the admission to the Company of any Member, the Managing Member shall take all steps necessary and appropriate under the Act to amend the Register and the books and records of the Company and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.
Section 12.4    Limit on Number of Members. Unless otherwise permitted by the Managing Member, no Person shall be admitted to the Company as an Additional Member if the effect of such admission would be to cause the Company to have a number of Members (including as Members for this purpose those Persons indirectly owning an interest in the Company through another limited liability company, a partnership, a subchapter S corporation or a grantor trust) that would cause the Company to become a reporting company under the Exchange Act.
Section 12.5    Admission. A Person shall be admitted to the Company as a member of the Company and/or a managing member of the Company only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Company as a Non-Managing Member or a Managing Member.
ARTICLE 13
DISSOLUTION, LIQUIDATION AND TERMINATION
Section 13.1    Dissolution. The Company shall not be dissolved by the admission of Substituted Members or Additional Members, or by the admission of a successor managing member in accordance with the terms of this Agreement. Upon the withdrawal of the Managing Member, any successor managing member shall continue the business of the Company without dissolution. However, the Company shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each, a “Liquidating Event”):
A.    an event of withdrawal, as defined in the Act, with respect to a Managing Member, unless (i) at the time of the occurrence of such event, there is at least one remaining managing member of the Company who is authorized to and shall carry on the business of the Company, or (ii) within ninety (90) days after the withdrawal, a Majority in Interest of the Non-Managing Members agree in writing to continue the Company and to the appointment, effective as of the date of withdrawal, of a successor managing member;
B.    an election to dissolve the Company made by the Managing Member, with or without the Consent of the other Members; or
C.    entry of a decree of judicial dissolution of the Company pursuant to the provisions of the Act.
Section 13.2    Winding Up.

A.    Upon the occurrence of a Liquidating Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and the Holders. After the occurrence of a Liquidating Event, no Holder shall take any action that is inconsistent with the winding up of the Company’s business and affairs. The Managing Member (or, in the event that there is no remaining Managing Member or the Managing Member has dissolved, become bankrupt or ceased to operate, any Person elected by a Majority in Interest of the Non-Managing Members (the Managing Member or such other Person being referred to herein as the “Liquidator”)) shall be responsible for overseeing the winding up and dissolution of the Company and shall take full account of the Company’s liabilities and property, and the Company property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Managing Member, include shares of stock in BrightSpire Capital) shall be applied and distributed in the following order:
(1)    First, to the satisfaction of all of the Company’s debts and liabilities to creditors (including, without limitation, the Holders) (whether by payment or the making of reasonable provision for payment thereof); and
(2)    Second, subject to the terms of any Membership Unit Designations, the balance, if any, to the Holders in accordance with and in proportion to their positive Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.
The Managing Member shall not receive any additional compensation for any services performed pursuant to this Article 13.
B.    Notwithstanding the provisions of Section 13.2.A hereof that require liquidation of the assets of the Company, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Company, the Liquidator determines that an immediate sale of part or all of the Company’s assets would be impractical or would cause undue loss to the Holders, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Company (including to those Holders as creditors) and/or distribute to the Holders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Holders, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.
C.    In the event that the Company is “liquidated,” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the Holders that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, positive Capital Account balances. If any Holder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Holder shall have no obligation to make any contribution to the capital of the Company with respect to such deficit, and such deficit shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. In the sole and absolute discretion of the Managing Member or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Holders pursuant to this Article 13 may be:
(1)    distributed to a trust established for the benefit of the Managing Member and the Holders for the purpose of liquidating Company assets, collecting amounts owed to the Company, and paying any contingent or unforeseen liabilities or obligations of the Company or of the Managing Member arising out of or in connection with the Company and/or Company activities. The assets of any such trust shall be distributed to the Holders, from time to time, in the reasonable discretion of the Managing Member, in the same proportions and amounts as would otherwise have been distributed to the Holders pursuant to this Agreement; or
(2)    withheld or escrowed to provide a reasonable reserve for Company liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Company; provided that such withheld or escrowed amounts shall be distributed to the Holders in the manner and order of priority set forth in Section 13.2.A hereof as soon as practicable.
Section 13.3    Deemed Contribution and Distribution. Notwithstanding any other provision of this Article 13, in the event that the Company is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Company’s Property shall not be liquidated, the Company’s liabilities shall not be paid or discharged and the Company’s affairs shall not be wound up. Instead, for federal income tax purposes the Company shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and immediately thereafter, distributed Membership Units to the Members in the new partnership in accordance with their respective Capital Accounts in liquidation of the Company, and the new partnership is deemed to continue the business of the Company. Nothing in this Section 13.3 shall be deemed to have constituted any Assignee as a Substituted Member without compliance with the provisions of Section 11.4 hereof.
Section 13.4    Rights of Holders. Except as otherwise provided in this Agreement and subject to the rights of any Holder of any Membership Interest set forth in a Membership Unit Designation, (a) each Holder shall look solely to the assets of the Company for the return of its Capital Contribution, (b) no Holder shall have the right or power to demand or receive property other than cash from the Company, and (c) no Holder shall have priority over any other Holder as to the return of its Capital Contributions, distributions or allocations.
Section 13.5    Notice of Dissolution. In the event that a Liquidating Event occurs or an event occurs that would, but for an election or objection by one or more Members pursuant to Section 13.1 hereof, result in a dissolution of the Company, BrightSpire Capital or the Liquidator shall, within thirty (30) days thereafter, provide written notice thereof to each of the Holders and, in the sole and absolute discretion of BrightSpire Capital or the Liquidator, or as required by the Act, to all other parties with whom the Company regularly conducts business (as determined in the sole and absolute discretion of the Managing Member or the Liquidator), and the Managing Member or the Liquidator may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Company regularly conducts business (as determined in the sole and absolute discretion of the Managing Member or the Liquidator).
Section 13.6    Cancellation of Certificate of Formation. Upon the completion of the liquidation of the Company cash and property as provided in Section 13.2 hereof, the Company shall be terminated, a certificate of cancellation shall be filed with the State of Delaware, all qualifications of the Company as a foreign limited liability company in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Company shall be taken.
Section 13.7    Reasonable Time for Winding-Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Company and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between and among the Members during the period of liquidation.
ARTICLE 14
PROCEDURES FOR ACTIONS AND CONSENTS
OF MEMBERS; AMENDMENTS; MEETINGS
Section 14.1    Actions and Consents of Members. The actions requiring Consent of any Member pursuant to this Agreement, including Section 7.3 hereof, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article 14.
Section 14.2    Amendments. Except as otherwise required, permitted or prohibited by this Agreement (including Section 7.3 and Section 4.4.E), amendments to this Agreement must be approved by the Consent of the Managing Member and, if the amendment substantively and adversely affects the rights of the Non-Managing Members disproportionately as compared to the Managing Member, the Consent of the Non-Managing Members, and may be proposed only by (a) the Managing Member, or (b) Non-Managing Members holding a majority of the Membership Common Units then held by Non-Managing Members (excluding BrightSpire Capital and any Controlled Entity of BrightSpire Capital). Following such proposal, the Managing Member shall submit to the Members any proposed amendment that, pursuant to the terms of this Agreement, requires the Consent of the Members. The Managing Member shall seek the Consent of the Members entitled to vote thereon on any such proposed amendment in accordance with Section 14.3 hereof. Upon obtaining any such Consent, or any other Consent required by this Agreement, and without further action or execution by any other Person, including any Member, (i) any amendment to this Agreement may be implemented and reflected in a writing executed solely by the Managing Member, and (ii) the Non-Managing Members shall be deemed a party to and bound by such amendment of this Agreement. Within thirty (30) days after the effectiveness of any amendment to this Agreement that does not receive the Consent of all Members, the Managing Member shall deliver a copy of such amendment to all Members that did not Consent to such amendment. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, this Agreement may not be amended without the Consent of the Managing Member.
Section 14.3    Procedures for Meetings and Actions of the Members.
A.    Meetings of the Members may be called only by the Managing Member. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Members entitled to act at the meeting not less than ten (10) days nor more than ninety (90) days prior to the date of such meeting. Members may vote in person or by proxy at such meeting. Unless approval by a different number or proportion of the Members is required by this Agreement, or any Membership Unit Designation, the affirmative vote of a Majority in Interest of the Members shall be sufficient to approve such proposal at a meeting of the Members. Whenever the Consent of any Members is permitted or required under this Agreement, such Consent may be given at a meeting of Members or in accordance with the procedure prescribed in Section 14.3.B hereof.
B.    Any action requiring the Consent of any Member or a group of Members pursuant to this Agreement, or that is required or permitted to be taken at a meeting of the Members may be taken without a meeting if a Consent in writing or by electronic transmission setting forth the action so taken or consented to is given by Members whose affirmative vote would be sufficient to approve such action or provide such Consent at a meeting of the Members. Such Consent may be in one instrument or in several instruments, and shall have the same force and effect as the affirmative vote of such Members at a meeting of the Members. Such Consent shall be filed with the Managing Member. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. For purposes of obtaining a Consent in writing or by electronic transmission, the Managing Member may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a Consent that is consistent with the Managing Member’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite Consents are received even if prior to such specified time.
C.    Each Member entitled to act at a meeting of Members may authorize any Person or Persons to act for it by proxy on all matters in which a Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Each proxy must be signed by the Member or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Member executing it, such revocation to be effective upon the Company’s receipt of written notice of such revocation from the Member executing such proxy, unless such proxy states that it is irrevocable and is coupled with an interest.
D.    The Managing Member may set, in advance, a record date for the purpose of determining the Members (i) entitled to Consent to any action, (ii) entitled to receive notice of or vote at any meeting of the Members or (iii) in order to make a determination of Members for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of the Members, not less than ten (10) days, before the date on which the meeting is to be held. If no record date is fixed, the record date for the determination of Members entitled to notice of or to vote at a meeting of the Members shall be at the close of business on the day on which the notice of the meeting is sent, and the record date for any other determination of Members shall be the effective date of such Member action, distribution or other event. When a determination of the Members entitled to vote at any meeting of the Members has been made as provided in this section, such determination shall apply to any adjournment thereof.
E.    Each meeting of Members shall be conducted by the Managing Member or such other Person as the Managing Member may appoint pursuant to such rules for the conduct of the meeting as the Managing Member or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Members may be conducted in the same manner as meetings of BrightSpire Capital’s stockholders and may be held at the same time as, and as part of, the meetings of BrightSpire Capital’s stockholders.
ARTICLE 15
GENERAL PROVISIONS
Section 15.1    Redemption Rights of Qualifying Parties.
A.    Subject to any Non-Managing Member Ancillary Agreement, a Qualifying Party shall have the right (subject to the terms and conditions set forth herein) to require the Company to redeem all or a portion of the Membership Common Units held by such Qualifying Party (Membership Common Units that have in fact been tendered for redemption being hereafter referred to as “Tendered Units”) in exchange (a “Redemption”) for the Cash Amount payable on the Specified Redemption Date. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the Managing Member by the Qualifying Party when exercising the Redemption right (the “Tendering Party”). The Company’s obligation to effect a Redemption, however, shall not arise or be binding against the Company (i) until and unless BrightSpire Capital declines or fails to exercise its purchase rights pursuant to Section 15.1.B hereof following receipt of a Notice of Redemption (a “Declination”) and (ii) unless BrightSpire Capital agrees otherwise, until the Business Day following the Cut-Off Date. In the event of a Redemption, the Cash Amount shall be delivered as a certified or bank check payable to the Tendering Party or, in the Managing Member’s sole and absolute discretion, in immediately available funds on or before the Specified Redemption Date.

B.    Notwithstanding the provisions of Section 15.1.A hereof, on or before the close of business on the Cut-Off Date, BrightSpire Capital may, in its sole and absolute discretion, elect to acquire some or all of the Tendered Units (the percentage of the Tendered Units so elected to be acquired, the “Applicable Percentage”) from the Tendering Party in exchange for the product of the REIT Shares Amount and the Applicable Percentage. If BrightSpire Capital so elects, on the Specified Redemption Date the Tendering Party shall sell such number of the Tendered Units to BrightSpire Capital in exchange for a number of Class A REIT Shares equal to the product of the REIT Shares Amount and the Applicable Percentage. The Tendering Party shall submit (i) such information, certification or affidavit as BrightSpire Capital may reasonably require in connection with the application of the Ownership Limit to any such acquisition and (ii) such written representations, investment letters, legal opinions or other instruments necessary, in BrightSpire Capital’s view, to effect compliance with the Securities Act. In the event of a purchase of the Tendered Units by BrightSpire Capital pursuant to this Section 15.1.B, the Tendering Party shall no longer have the right to cause the Company to effect a Redemption of such Tendered Units, and, upon notice to the Tendering Party by BrightSpire Capital, given on or before the close of business on the Cut-Off Date, that BrightSpire Capital has elected to acquire some or all of the Tendered Units pursuant to this Section 15.1.B, the obligation of the Company to effect a Redemption of the Tendered Units as to which BrightSpire Capital’s notice relates shall not accrue or arise. A number of Class A REIT Shares equal to the product of the Applicable Percentage and the REIT Shares Amount, if applicable, shall be delivered by BrightSpire Capital as duly authorized, validly issued, fully paid and non-assessable Class A REIT Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Charter, the Securities Act and relevant state securities or “blue sky” laws. If the amount of Class A REIT Shares to be issued in exchange for the Tendered Units is not a whole number of Class A REIT Shares, the Tendering Party shall be paid (i) that number of Class A REIT Shares that equals the nearest whole number less than such amount plus (ii) an amount of cash that BrightSpire Capital determines, in its reasonable discretion, to represent the fair value of the remaining fractional Class A REIT Share that would otherwise be payable to the Tendering Party. Neither any Tendering Party whose Tendered Units are acquired by BrightSpire Capital pursuant to this Section 15.1.B, any Member, any Assignee nor any other interested Person shall have any right to require or cause BrightSpire Capital to register, qualify or list any Class A REIT Shares owned or held by such Person, whether or not such Class A REIT Shares are issued pursuant to this Section 15.1.B, with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement (including any Non-Managing Member Ancillary Agreement) between BrightSpire Capital and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such Class A REIT Shares and Rights for all purposes, including rights to vote or consent, receive dividends, and exercise rights, as of the Specified Redemption Date. Class A REIT Shares issued upon an acquisition of the Tendered Units by BrightSpire Capital pursuant to this Section 15.1.B may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as BrightSpire Capital in good faith determines to be necessary or advisable in order to ensure compliance with such laws and the Charter.

C.    Notwithstanding the provisions of Sections 15.1.A, 15.1.B and 15.1.J hereof, (i) no Person shall be entitled to effect a Redemption for cash or an exchange for Class A REIT Shares to the extent the ownership or right to acquire Class A REIT Shares pursuant to such exchange on the Specified Redemption Date could cause such Person (or any other Person) to violate the Ownership Limit, after giving effect to any waivers or modifications of such restrictions by the Board of Directors, and (ii) no Person shall have any rights under this Agreement to acquire Class A REIT Shares which would otherwise be prohibited under the Charter, after giving effect to any waivers or modifications of such restrictions by the Board of Directors.
D.    In the event of a Declination:
(1)    BrightSpire Capital shall give notice of such Declination to the Tendering Party on or before the close of business on the Cut-Off Date. The failure of BrightSpire Capital to give notice of such Declination by the close of business on the Cut-Off Date shall be deemed to be an election by BrightSpire Capital to acquire the Tendered Units in exchange for REIT Shares.
(2)    The Company may elect to raise funds for the payment of the Cash Amount either (a) by requiring that BrightSpire Capital contribute to the Company funds from the proceeds of a registered public offering by BrightSpire Capital of Class A REIT Shares sufficient to purchase the Tendered Units or (b) from any other sources (including the sale of any Property and the incurrence of additional Debt) available to the Company.
(3)    If the Cash Amount is not paid on or before the Specified Redemption Date, interest shall accrue with respect to the Cash Amount from the day after the Specified Redemption Date to and including the date on which the Cash Amount is paid at a rate equal to the Applicable Federal Short-Term Rate as published monthly by the IRS.
E.    Notwithstanding the provisions of Section 15.1.B hereof or Section 15.1.J hereof, if BrightSpire Capital’s acquisition of Tendered Units in exchange for the REIT Shares Amount would be prohibited under the Charter, then (i) BrightSpire Capital shall not elect to acquire such Tendered Units, and (ii) the Company shall not be obligated to effect a Redemption of such Tendered Units. For the avoidance of doubt, unless BrightSpire Capital’s acquisition of Tendered Units in exchange for the REIT Shares Amount would be prohibited under the Charter, if Tendered Units are not exchanged for Class A REIT Shares, then the Cash Amount will be paid to the Tendering Party in accordance with the terms of Section 15.1.A hereof.
F.    Each Non-Managing Member covenants and agrees that all Membership Common Units delivered for redemption shall be delivered to the Company or BrightSpire Capital, as the case may be, free and clear of all liens; and, notwithstanding anything contained herein to the contrary, neither BrightSpire Capital nor the Company shall be under any obligation to acquire Membership Common Units that are or may be subject to any liens. Each Non-Managing Member further agrees that, if any stamp, recording, documentary or similar tax is payable with respect to the Membership Common Units as a result of the transfer thereof to the Company or the BrightSpire Capital, such Tendering Party shall assume and pay such tax.
G.    Notwithstanding anything herein to the contrary (but subject to Section 15.1.C hereof), with respect to any Redemption (or any tender of Membership Common Units for Redemption if the Tendered Units are acquired by BrightSpire Capital pursuant to Section 15.1.B hereof) pursuant to this Section 15.1:
(1)    Without the consent of the Managing Member, no Tendering Party may effect a Redemption for less than Five Hundred (500) Membership Common Units or, if such Tendering Party holds less than Five Hundred (500) Membership Common Units, all of the Membership Common Units held by such Tendering Party.
(2)    If (i) a Tendering Party surrenders Tendered Units during the period after the Company Record Date with respect to a distribution payable to Holders of Membership Common Units, and before the record date established by BrightSpire Capital for a dividend to its stockholders of some or all of its portion of such Company distribution, and (ii) BrightSpire Capital acquires any of such Tendered Units in exchange for Class A REIT Shares pursuant to Section 15.1.B on or before the record date for BrightSpire Capital dividends, then such Tendering Party shall pay to BrightSpire Capital on the Specified Redemption Date an amount in cash equal to the Company distribution paid or payable in respect of such Tendered Units acquired by BrightSpire Capital.
(3)    The consummation of such Redemption (or an acquisition of Tendered Units by BrightSpire Capital pursuant to Section 15.1.B hereof, as the case may be) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
(4)    The Tendering Party shall continue to own (subject, in the case of an Assignee, to the provisions of Section 11.5 hereof) all Membership Common Units subject to any Redemption, and be treated as a Member or an Assignee, as applicable, with respect to such Membership Common Units for all purposes of this Agreement, until the Specified Redemption Date and until such Tendered Units are either paid for by the Company pursuant to Section 15.1.A hereof or transferred to BrightSpire Capital and paid for, by the issuance of Class A REIT Shares, pursuant to

Section 15.1.B. Until a Specified Redemption Date and an acquisition of the Tendered Units by BrightSpire Capital pursuant to Section 15.1.B hereof, the Tendering Party shall have no rights as a stockholder of BrightSpire Capital with respect to the REIT Shares issuable in connection with such acquisition.
H.    If BrightSpire Capital shall be a party to any Transaction, each Membership Common Unit that is not converted into the right to receive cash, securities or other property or any combination thereof in connection with such Transaction shall thereafter be convertible into the kind and amount of cash, securities or other property or any combination thereof receivable upon the consummation of such Transaction by a holder of that number of REIT Shares into which one Membership Common Unit was convertible immediately prior to such Transaction, assuming such holder of REIT Shares (i) is not a Constituent Person or an Affiliate of a Constituent Person and (ii) failed to exercise his or her rights of the election, if any, as to the kind and amount of cash, securities or other property or any combination thereof receivable upon such Transaction; provided that if the cash, securities or other property or any combination thereof receivable upon such Transaction is not the same for each REIT Share held immediately prior to such Transaction by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised (“Non-Electing Shares”), then for purposes of this Section 15.1.H the kind and amount of cash, securities or other property or any combination thereof receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares. BrightSpire Capital shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this Section 15.1.H. The provisions of this Section 15.1.H shall similarly apply to successive Transactions.
I.    In connection with the exercise of Redemption rights pursuant to this Section 15.1, unless waived by BrightSpire Capital, the Tendering Party shall submit the following to BrightSpire Capital, in addition to the Notice of Redemption:
(1)    A written affidavit, dated the same date as the Notice of Redemption, (a) disclosing the Beneficial Ownership and Constructive Ownership (each as defined in the Charter), as determined for purposes of Code Sections 856(a)(6) and 856(h), of REIT Shares by (i) such Tendering Party and (ii) to the best of such Tendering Party’s knowledge, any Related Party, and (b) representing that, after giving effect to an acquisition of the Tendered Units by BrightSpire Capital pursuant to Section 15.1.B hereof, neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, will Beneficially Own or Constructively Own (each as defined in the Charter) REIT Shares in excess of the Ownership Limit; provided, however, that the written affidavit required pursuant to this Section 15.1.I(1) shall only be required upon the reasonable request of BrightSpire Capital upon the good faith determination by BrightSpire Capital that such affidavit is necessary to confirm that the exercise of

Redemption rights by the Tendering Party will not result in the Tendering Party’s Constructive Ownership or Beneficial Ownership (each as defined in the Charter) of REIT Shares exceeding the Ownership Limit;
(2)    A written representation that neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, has any intention to acquire Beneficial Ownership or Constructive Ownership (each as defined in the Charter) of any additional REIT Shares prior to the Specified Redemption Date that would prevent the Tendering Party from making the certification set forth in Section 15.1.I(3) below;
(3)    An undertaking to certify, at and as a condition to the closing of (i) the Redemption or (ii) the acquisition of the Tendered Units by BrightSpire Capital pursuant to Section 15.1.B hereof on the Specified Redemption Date, that either (a) the Beneficial Ownership and Constructive Ownership (each as defined in the Charter) of REIT Shares by the Tendering Party and, to the best of such Tendering Party’s knowledge, any Related Party, remain unchanged from that disclosed in the affidavit required by Section 15.1.I(1), or (b) after giving effect to the Redemption or an acquisition of the Tendered Units by BrightSpire Capital pursuant to Section 15.1.B hereof, neither the Tendering Party nor, to the best of such Tendering Party’s knowledge, any Related Party, shall Beneficially Own or Constructively Own (each as defined in the Charter) REIT Shares in violation of the Ownership Limit; and
(4)    In connection with any Redemption, BrightSpire Capital shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Redemption will not cause the Company, the Managing Member or BrightSpire Capital to violate any Federal or state securities laws or regulations applicable to the Redemption or the issuance and sale of REIT Shares to the Tendering Party pursuant to Section 15.1.B of this Agreement.
J.    Stock Offering Funding Option.
(1)    (a)    Notwithstanding Sections 15.1.A or 15.1.B hereof (but subject to Sections 15.1.C and 15.1.F hereof), if (i) a Non-Managing Member has delivered to the Managing Member a Notice of Redemption that would result in Excess Units (together with any other Tendered Units that such Non-Managing Member agrees to treat as Excess Units, the “Offering Units”), and (ii) BrightSpire Capital is eligible to file a registration statement under Form S-3 (or any successor form similar thereto), then BrightSpire Capital may elect, in its sole and absolute discretion, to cause the Company to redeem the Offering Units with the net proceeds of an offering, whether registered under the Securities Act or exempt from such registration, underwritten, offered and sold directly to investors or through agents or other intermediaries, or otherwise distributed (a “Stock Offering Funding”) of a number of Class A REIT Shares (“Offered Shares”) equal to or greater than the REIT Shares Amount with respect to the Offering Units pursuant to the terms of this Section 15.1.J. BrightSpire Capital must provide notice of their exercise of the election described in clause (x) above to purchase the Tendered Units through a Stock Offering Funding on or before the Cut-Off Date.
(b)    If BrightSpire Capital elects a Stock Offering Funding with respect to a Notice of Redemption, the Managing Member may give notice (a “Single Funding Notice”) of such election to all Non-Managing Members and require that all Members elect whether or not to effect a Redemption to be funded through such Stock Offering Funding. If a Non-Managing Member elects to effect such a Redemption, it shall give notice thereof and of the number of Membership Common Units to be made subject thereto in writing to the Managing Member within 10 Business Days after receipt of the Single Funding Notice, and such Non-Managing Member shall be treated as a Tendering Party for all purposes of this Section 15.1.J.
(2)    If BrightSpire Capital elects a Stock Offering Funding, on the Specified Redemption Date, the Company shall redeem each Offering Unit that is still a Tendered Unit on such date for cash in immediately available funds in an amount (the “Stock Offering Funding Amount”) equal to the net proceeds per Offered Share received by BrightSpire Capital from the Stock Offering Funding, determined after deduction of underwriting discounts and commissions but no other expenses of BrightSpire Capital or any other Non-Managing Member related thereto, including legal and accounting fees and expenses, SEC registration fees, state blue sky and securities laws fees and expenses, printing expenses, FINRA filing fees, exchange listing fees and other out of pocket expenses (the “Net Proceeds”).
(3)    If BrightSpire Capital elects a Stock Offering Funding, the following additional terms and conditions shall apply:

(a)    As soon as practicable after BrightSpire Capital elects to effect a Stock Offering Funding, BrightSpire Capital shall use its reasonable efforts to effect as promptly as possible a registration, qualification or compliance (including the execution of an undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as would permit or facilitate the sale and distribution of the Offered Shares; provided that, if BrightSpire Capital shall deliver a certificate to the Tendering Party stating that BrightSpire Capital has determined in the good faith judgment of the Board of Directors that such filing, registration or qualification would require disclosure of material non-public information, the disclosure of which would have a material adverse effect on BrightSpire Capital, then BrightSpire Capital may delay making any filing or delay the effectiveness of any registration or qualification for the shorter of (a) the period ending on the date upon which such information is disclosed to the public or ceases to be material or (b) an aggregate period of ninety (90) days in connection with any Stock Offering Funding.
(b)    BrightSpire Capital shall advise each Tendering Party, regularly and promptly upon any request, of the status of the Stock Offering Funding process, including the timing of all filings, the selection of and understandings with underwriters, agents, dealers and brokers, the nature and contents of all communications with the SEC and other governmental bodies, the expenses related to the Stock Offering Funding as they are being incurred, the nature of marketing activities, and any other matters reasonably related to the timing, price and expenses relating to the Stock Offering Funding and the compliance by BrightSpire Capital with its obligations with respect thereto. BrightSpire Capital will have reasonable procedures whereby the Tendering Party with the largest number of Offering Units (the “Lead Tendering Party”) may represent all the Tendering Parties in connection with the Stock Offering Funding by allowing it to participate in meetings with the underwriters of the Stock Offering Funding. In addition, BrightSpire Capital and each Tendering Party may, but shall be under no obligation to, enter into understandings in writing (“Pricing Agreements”) whereby the Tendering Party will agree in advance as to the acceptability of a Net Proceeds amount at or below a specified amount. Furthermore, BrightSpire Capital shall establish pricing notification procedures with each such Tendering Party, such that the Tendering Party will have the maximum opportunity practicable to determine whether to become a Withdrawing Member pursuant to Section 15.1.J(3)(c) below.
(c)    BrightSpire Capital, upon notification of the price per Class A REIT Share in the Stock Offering Funding from the managing underwriter(s), in the case of a registered public offering, or lead placement agent(s), in the event of an unregistered offering, engaged by BrightSpire Capital in order to sell the Offered Shares, shall immediately use its reasonable efforts to notify each Tendering Party of the price per REIT Share in the Stock Offering Funding and resulting Net Proceeds. Each Tendering Party shall have one hour from the receipt of such written notice (as such time may be extended by BrightSpire Capital) to elect to withdraw its Redemption (a Tendering Party making such an election being a “Withdrawing Member”), and Membership Common Units with a REIT Shares Amount equal to such excluded Offered Shares shall be considered to be withdrawn from the related Redemption; provided, however, that BrightSpire Capital shall keep each of the Tendering Parties reasonably informed as to the likely timing of delivery of its notice. If a Tendering Party, within such time period, does not notify BrightSpire Capital of such Tendering Party’s election not to become a Withdrawing Member, then such Tendering Party shall, except as otherwise provided in a Pricing Agreement, be deemed not to have withdrawn from the Redemption, without liability to BrightSpire Capital. To the extent that BrightSpire Capital is unable to notify any Tendering Party, such un-notified Tendering Party shall, except as otherwise provided in any Pricing Agreement, be deemed not to have elected to become a Withdrawing Member. Each Tendering Party whose Redemption is being funded through the Stock Offering Funding who does not become a Withdrawing Member shall have the right, subject to the approval of the managing underwriter(s) or placement agent(s) and restrictions of any applicable securities laws, to submit for Redemption additional Membership Common Units in a number no greater than the number of Membership Common Units withdrawn. If more than one Tendering

Party so elects to redeem additional Membership Common Units, then such Membership Common Units shall be redeemed on a pro rata basis, based on the number of additional Membership Common Units sought to be so redeemed.
(d)    BrightSpire Capital shall take all reasonable action in order to effectuate the sale of the Offered Shares including the entering into of an underwriting or placement agreement in customary form with the managing underwriter(s) or placement agent(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) or placement agent(s) advises BrightSpire Capital in writing that marketing factors require a limitation of the number of shares to be offered, then BrightSpire Capital shall so advise all Tendering Parties and the number of Membership Common Units to be sold to BrightSpire Capital pursuant to the Redemption shall be allocated among all Tendering Parties in proportion, as nearly as practicable, to the respective number of Membership Common Units as to which each Tendering Party elected to effect a Redemption. Notwithstanding anything to the contrary in this Agreement, if BrightSpire Capital is also offering to sell shares for purposes other than to fund the redemption of Offering Units and to pay related expenses, then those other shares may in BrightSpire Capital’s sole and absolute discretion be given priority over any shares to be sold in the Stock Offering Funding, and any shares to be sold in the Stock Offering Funding shall be removed from the offering prior to removing shares the proceeds of which would be used for other purposes of BrightSpire Capital. No Offered Shares excluded from the underwriting by reason of the managing underwriter’s or placement agent’s marketing limitation shall be included in such offering.
Section 15.2    Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to a Member or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written or electronic communication (including by telecopy, facsimile, electronic mail or commercial courier service) to the Member or Assignee at the address for such Member set forth in the Register, or such other address of which the Member shall notify the Managing Member in accordance with this Section 15.2.

Section 15.3    Titles and Captions. All article or Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.
Section 15.4    Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
Section 15.5    Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
Section 15.6    Waiver.
A.    No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.
B.    The restrictions, conditions and other limitations on the rights and benefits of the Members contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Members, are for the benefit of the Company and may be waived or relinquished by the Managing Member, in its sole and absolute discretion, on behalf of the Company in one or more instances from time to time and at any time; provided, however, that any such waiver or relinquishment may not be made if it would have the effect of (i) creating liability for any other Member, (ii) causing the Company to cease to qualify as a limited liability company, (iii) reducing the amount of cash otherwise distributable to the Members (other than any such reduction that affects all of the Members holding the same class or series of Membership Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Non-Managing Members holding such class or series of Membership Units), (iv) resulting in the classification of the Company as an association or publicly traded partnership taxable as a corporation or (v) violating the Securities Act, the Exchange Act or any state “blue sky” or other securities laws; provided, further, that any waiver relating to compliance with the Ownership Limit or other restrictions in the Charter shall be made and shall be effective only as provided in the Charter.
Section 15.7    Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.
Section 15.8    Applicable Law; Consent to Jurisdiction; Jury Trial.
A.    This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

B.    Each Member hereby (i) submits to the non-exclusive jurisdiction of the Delaware Court of Chancery or, if such court does not have subject matter jurisdiction, any federal court sitting in the State of Delaware (collectively, the “Delaware Courts”), with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute, (ii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of any of the Delaware Courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper, (iii) agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered to such Member at such Member’s last known address as set forth in the Company’s books and records, and (iv) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 15.9    Entire Agreement. This Agreement contains all of the understandings and agreements between and among the Members with respect to the subject matter of this Agreement and the rights, interests and obligations of the Members with respect to the Company. Notwithstanding any provision in this Agreement or any Membership Unit Designation to the contrary, including any provisions relating to amending this Agreement, the Members hereby acknowledge and agree that the Managing Member, without the approval of any other Member, may enter into side letters or similar written agreements with Members that are not Affiliates of the Managing Member or BrightSpire Capital, executed contemporaneously with the admission of such Member to the Company, which may have the effect of establishing rights under, or altering or supplementing the terms of, this Agreement or any Membership Unit Designation, as negotiated with such Member and which the Managing Member in its sole and absolute discretion deems necessary, desirable or appropriate. The parties hereto agree that any terms, conditions or provisions contained in such side letters or similar written agreements with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement.
Section 15.10    Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.
Section 15.11    Limitation to Preserve REIT Status. Notwithstanding anything else in this Agreement, with respect to any period in which BrightSpire Capital has elected to be treated as a REIT for federal income tax purposes, to the extent that the amount paid, credited, distributed or reimbursed by the Company to any REIT Member or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the REIT Member (as determined for purposes of Code Section 856(c)(2) or Code Section 856(c)(3)), then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the Managing Member in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Fiscal Year so that the REIT Payments, as so reduced, for or with respect to such REIT Member shall not exceed the lesser of:
(i)    an amount equal to the excess, if any, of (a) four and nine-tenths percent (4.9%) of the REIT Member’s total gross income (but excluding the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (I) of Code Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the REIT Member from sources other than those described in subsections (A) through (I) of Code Section 856(c)(2) (but not including the amount of any REIT Payments); or
(ii)    an amount equal to the excess, if any, of (a) twenty-four percent (24%) of the REIT Member’s total gross income (but excluding the amount of any REIT Payments) for the Fiscal Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the REIT Member from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments); provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the Managing Member, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts should not adversely affect the REIT Member’s ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Fiscal Year as a consequence of the limitations set forth in this Section 15.11, such REIT Payments shall carry over and shall be treated as arising in the following Fiscal Year if such carry over does not adversely affect the REIT Member’s ability to qualify as a REIT; provided, however, that such amounts shall not carry over for more than five Fiscal Years, and if not paid within such five Fiscal Year period, shall expire; and provided further that (i) as REIT Payments are made, such payments shall be applied first to carry over amounts outstanding, if any, and (ii) with respect to carry over amounts for more than one Fiscal Year, such payments shall be applied to the earliest Fiscal Year first. The purpose of the limitations contained in this Section 15.11 is to prevent any REIT Member from failing to qualify as a REIT under the Code by reason of such REIT Member’s share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Company, and this Section 15.11 shall be interpreted and applied to effectuate such purpose.
Section 15.12    No Partition. No Member nor any successor-in-interest to a Member shall have the right while this Agreement remains in effect to have any property of the Company partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Company partitioned, and each Member, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Members that the rights of the parties hereto and their successors-in-interest to Company property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Members and their respective successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.
Section 15.13    No Third-Party Rights Created Hereby. Other than as set forth in Section 7.7.I, the provisions of this Agreement are solely for the purpose of defining the interests of the Holders, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement. No creditor or other third party having dealings with the Company (other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Member to make Capital Contributions or loans to the Company or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Members herein set forth to make Capital Contributions or loans to the Company shall be deemed an asset of the Company for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, Transferred or assigned by the Company or pledged or encumbered by the Company to secure any Debt or other obligation of the Company or any of the Members.
Section 15.14    No Rights as Stockholders. Nothing contained in this Agreement shall be construed as conferring upon the Holders of Membership Units any rights whatsoever as stockholders of BrightSpire Capital, including any right to receive dividends or other distributions made to stockholders of BrightSpire Capital or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of BrightSpire Capital or any other matter.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.
MANAGING MEMBER:
BRIGHTSPIRE CAPITAL, INC.

By:    /s/ David A. Palamé
Name:    David A. Palamé
Title:    Executive Vice President

EXHIBIT A: EXAMPLES REGARDING ADJUSTMENT FACTOR
For purposes of the following examples, it is assumed that (a) the Adjustment Factor in effect on December 31, 2017 is 1.0 and (b) on January 1, 2018 (the “Company Record Date” for purposes of these examples), prior to the events described in the examples, there are 100 REIT Shares issued and outstanding.
Example 1
On the Company Record Date, BrightSpire Capital declares a dividend on its outstanding REIT Shares in REIT Shares. The amount of the dividend is one REIT Share paid in respect of each REIT Share owned. Pursuant to Paragraph (i) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the stock dividend is declared, as follows:
1.0 * 200/100 = 2.0
Accordingly, the Adjustment Factor after the stock dividend is declared is 2.0.
Example 2
On the Company Record Date, BrightSpire Capital distributes options to purchase REIT Shares to all holders of its REIT Shares. The amount of the distribution is one option to acquire one REIT Share in respect of each REIT Share owned. The strike price is $4.00 a share. The Value of a REIT Share on the Company Record Date is $5.00 per share. Pursuant to Paragraph (ii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the options are distributed, as follows:
1.0 * (100 + 100)/(100 + [100 * $4.00/$5.00]) = 1.1111
Accordingly, the Adjustment Factor after the options are distributed is 1.1111. If the options expire or become no longer exercisable, then the retroactive adjustment specified in Paragraph (ii) of the definition of “Adjustment Factor” shall apply.
Example 3
On the Company Record Date, BrightSpire Capital distributes assets to all holders of its REIT Shares. The amount of the distribution is one asset with a fair market value (as determined by the Managing Member) of $1.00 in respect of each REIT Share owned. It is also assumed that the assets do not relate to assets received by the Managing Member pursuant to a pro rata distribution by the Company. The Value of a REIT Share on the Company Record Date is $5.00 a share. Pursuant to Paragraph (iii) of the definition of “Adjustment Factor,” the Adjustment Factor shall be adjusted on the Company Record Date, effective immediately after the assets are distributed, as follows:
1.0 * $5.00/($5.00 - $1.00) = 1.25
A-1

Accordingly, the Adjustment Factor after the assets are distributed is 1.25.
A-2

EXHIBIT B: NOTICE OF REDEMPTION
BrightSpire Capital, Inc.
590 Madison Avenue, 33rd Floor
New York, NY 10022
The undersigned Member or Assignee hereby irrevocably tenders for Redemption Membership Common Units in BrightSpire Capital Operating Company, LLC in accordance with the terms of the Second Amended and Restated Limited Liability Company Agreement of BrightSpire Operating Company, LLC, dated as of June 24, 2021, as amended (the “Agreement”), and the Redemption rights referred to therein. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned Member or Assignee:
(a) undertakes (i) to surrender such Membership Common Units at the closing of the Redemption and (ii) to furnish to BrightSpire Capital, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 15.1.I of the Agreement;
(b) directs that the certified check representing the Cash Amount, or the REIT Shares Amount, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;
(c) represents, warrants, certifies and agrees that: (i) the undersigned Member or Assignee is a Qualifying Party; (ii) the undersigned Member or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such Membership Common Units, free and clear of the rights or interests of any other person or entity; (iii) the undersigned Member or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such Membership Common Units as provided herein; (iv) the undersigned Member or Assignee, and the tender and surrender of such Membership Common Units for Redemption as provided herein complies with all conditions and requirements for redemption of Membership Common Units set forth in the Agreement; and (v) the undersigned Member or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and
(d) acknowledges that the undersigned will continue to own such Membership Common Units unless and until either (1) such Membership Common Units are acquired by BrightSpire Capital pursuant to Section 15.1.B of the Agreement or (2) such redemption transaction closes.
Dated: ________________________
______________________________________
Name of Member or Assignee:
______________________________________
Signature of Member or Assignee
B-1

_____________________________________
Street Address City, State and Zip Code
_____________________________________
Social security or identifying number
Signature Medallion Guaranteed by:

_____________________________________
Issue Check Payable to (or shares in the name of):

_____________________________________
B-2

EXHIBIT C: MEMBER NOTICE OF LTIP CONVERSION ELECTION
The undersigned holder of LTIP Units hereby irrevocably (i) elects to convert the number of LTIP Units in BrightSpire Capital Operating Company, LLC (the “Company”) set forth below into Membership Common Units in accordance with the terms of the Amended and Restated Limited Liability Company Agreement of the Company, as amended; and (ii) directs that any cash in lieu of Membership Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such LTIP Units, free and clear of the rights of interests of any other person or entity other than the Company; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.

Name of Holder:    ________________________________________________
    (Please Print: Exact Name as Registered with Company)
Number of LTIP Units to be Converted:_______________________
Date of this Notice:    ________________________________________________
___________________________________________________________________
(Signature of Holder: Sign Exact Name as Registered with Company)
____________________________________________________________________
(Street Address)
____________________________________________________________________
(City) (State) (Zip Code)
C-1

EXHIBIT D: COMPANY NOTICE OF LTIP CONVERSION ELECTION
BrightSpire Capital Operating Company, LLC (the “Company”) hereby irrevocably elects to cause the number of LTIP Units held by the holder of LTIP Units set forth below to be converted into Membership Common Units in accordance with the terms of the Amended and Restated Limited Liability Company Agreement of the Company, as amended.

Name of Holder:    ______________________________________________
    (Please Print: Exact Name as Registered with Company)
Number of LTIP Units to be Converted:_________________________________
Date of this Notice:    _______________________________________________
D-1

SCHEDULE I

MEMBERS AND CAPITAL ACCOUNTS
*Schedule separately maintained by the Managing Member
Schedule I-1

SCHEDULE II

SCHEDULE OF GROSS ASSET VALUES
*Schedule separately maintained by the Managing Member

Schedule II-1